Exhibit 10.12

DEVELOPMENT, COMMERCIALIZATION

COLLABORATION AND LICENSE AGREEMENT

This DEVELOPMENT, COMMERCIALIZATION COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is entered into on January 8, 2010 (the “Effective Date”) between KALOBIOS PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 260 East Grand Avenue, South San Francisco, California, U.S.A. 94080 (“KaloBios”), and SANOFI PASTEUR S.A., a company organized and existing under the laws of the Republic of France, having offices located at 2, avenue Pont Pasteur, 69007 Lyon, France (“Sanofi”). KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, KaloBios has developed engineered antibodies targeting the PcrV protein of Pseudomonas aeruginosa (“Pa”) for the prevention and for the treatment of Pa infections and owns and controls certain intellectual property rights related thereto;

WHEREAS, Sanofi is a pharmaceutical company with experience in the development and commercialization of pharmaceutical products;

WHEREAS, Sanofi desires to obtain exclusive rights to develop, manufacture and commercialize one or more products binding to and inhibiting the activity of PcrV in order to obtain marketing approval of such products for various indications, and KaloBios desires to grant Sanofi such rights, all as set forth below.

WHEREAS, KaloBios and Sanofi wish to collaborate to develop products to treat or prevent Pseudomonas aeruginosa infections and related indications, including ventilator associated pneumonia, cystic fibrosis, and bronchiectasis.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in this Article 1, or if not listed in Article 1, the meanings as designated in the text of this Agreement.

1.1 “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

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1.2 “Antibody” means any immunoglobulin or fragment thereof, including Fab, F(ab)’2, Fab’ fragments, or a protein comprising at least one CDR portion derived from said immunoglobulin (including bispecific antibodies, single chain antibodies, domain antibodies and immunoconjugated antibodies); whether human, humanized, HumaneeredTM, chimeric, murine, synthetic or from any other source, including chemically modified derivatives thereof. For clarity, [***], KB001 and KB001-A are Antibodies.

1.3 “Bronchiectasis” means a condition characterized by permanent dilation of the bronchi, which can result in recurrent respiratory infections, a disabling cough, shortness of breath, and hemoptysis (coughing up blood). The condition may be triggered by chronic respiratory infections and the associated inflammatory response.

1.4 “Bulk Substance” means any Licensed Product manufactured in accordance with the specifications agreed to by the Parties and cGMP, which has undergone all processing steps except the steps of formulation, filling and packaging.

1.5 “Change of Control” means with respect to any Party (the “Acquired Entity”) (a) any sale, exchange, transfer, or issuance to or acquisition by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity (whether by sale or merger, but excluding the issuance of shares in financing transactions), whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, beneficially or of record or in one transaction or a series of related transactions; (b) a merger or consolidation under applicable law of the Acquired Entity with a Third Party in which the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to which this Agreement relates to one (1) or more Third Parties in one transaction or a series of related transactions.

1.6 “Clinical Lot Manufacturing Costs” means the costs incurred by a Party in connection with the manufacture, supply, testing, shipment, release and other activities relating to the procurement of the Licensed Product(s), placebos and comparator drugs used in the Development of the Licensed Products.

1.7 “Commercial Costs” means the internal costs and amounts paid to Third Parties incurred as an expense in accordance with U.S. generally accepted accounting principles by or on behalf of a Party or its Affiliates in carrying out the Commercialization to the extent applicable to the Licensed Product.

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1.8 “Commercialization”, with a correlative meaning for “Commercialize” and “Commercializing-, means all activities undertaken before and after obtaining Regulatory Approvals relating specifically to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, and distribution of a product including: (a) Promotion; (b) any commercialization studies for use in generating data to be submitted to Regulatory Authorities and/or recommending bodies (and all associated reporting requirements) in the Territory, (c) any clinical studies conducted following Regulatory Approval; (d), booking sales and product distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support, including handling medical queries, and performing other related functions.

1.9 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any Party for any objective or task, those reasonable and good faith efforts to accomplish such objective or task that such Party (taking into account the size, resources and practices of the Party exercising such efforts) normally would devote to a product of similar market or profit potential within its portfolio consistent with the exercise of prudent scientific and business judgment. Commercially Reasonable Efforts requires that a Party, at a minimum, assign responsibility for such obligations to qualified employees, set annual goals and objectives for carrying out such obligations, and allocate resources designed to meet such goals and objectives.

1.10 “Confidential Information” means any and all information communicated in writing, orally or visually or in any tangible or electronic form or media, and any full or partial copies thereof, disclosed by the disclosing Party relating to, but not limited to, business plans and strategy, research and development (including but not limited to pre-clinical studies and current and future clinical trials), relationships with Third Parties, technology, trade secrets, Know-How, proprietary information, inventions (whether or not patentable), Patent applications, licenses, software, programs, prototypes, designs, analysis codes, discoveries, techniques, methods, ideas, concepts, data, engineering and manufacturing information, procedures, specifications, diagrams, drawings, schematics, blue prints, parts lists, and samples, and financial information, and also the confidential information of any Third Party which is disclosed to the disclosing Party and is in turn disclosed to the receiving Party or otherwise learned by through visual or other inspection. Any Development Plan and Commercialization plan developed by a Party under this Agreement shall also be deemed Confidential Information of the applicable Party. The Parties agree that all information identified as confidential at the time of disclosure, whether visually, in writing, verbally or any tangible or electronic form or media, shall be deemed Confidential Information. All Confidential Information disclosed by Sanofi pursuant to the Confidentiality Agreement between the Parties dated August 1, 2009 and also that disclosed by KaloBios pursuant to the Confidentiality Agreement dated March 30, 2009 shall be deemed to be such Party’s respective Confidential Information disclosed hereunder.

1.11 “Control” means, with respect to any material, Know-How, or intellectual property right, that a Party (a) owns or (b) has a license to, and, in each case, has the ability to grant to the other Party access, a license, or a sublicense (as applicable) on the terms and conditions set forth in this Agreement without violating the terms of any then-existing agreement or other arrangement with any Third Party.

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1.12 “Cystic Fibrosis” (also known as CF or mucoviscidosis) means a hereditary disease caused by a mutation in a gene called the cystic fibrosis transmembrane conductance regulator (CFTR), which governs the production of certain bodily secretions (sweat, digestive juices, mucus). The condition is characterized by lung disease, which results from clogging of the airways due to mucosa build-up and leads to recurring cycles of infection and inflammation and difficulty in breathing, which often results in progressive lung failure and death in relatively young individuals.

1.13 “Develop” or “Development” means all activities including process and formulation development activities relating to preparing and conducting preclinical research and testing, toxicology testing, human clinical studies, and regulatory activities (e.g., regulatory applications) in furtherance of seeking and obtaining Regulatory Approval for a pharmaceutical product, together with the manufacturing of such for the purpose of conducting the foregoing activities.

1.14 “Development Costs” means the internal costs and amounts paid to Third Parties incurred as an expense in accordance with generally acceptable accounting standards of France or US GAAP, consistently applied by or on behalf of a Party or its Affiliates in carrying out the Development of the Licensed Product in accordance with the approved Development Plan, including (a) the costs of Phase 1, Phase 2 and Phase 3 Clinical Trials (including costs of procuring the Licensed Product(s), placebos and comparator drugs used in such clinical trials), (b) filing fees and other costs associated with any Regulatory Filings; and (c) all other costs that are directly attributable and reasonably allocable to the Development activities for the Licensed Products.

1.15 “Development Plan” means the KaloBios Development Plan or the Sanofi Development Plan, as applicable.

1.16 “Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly

1.17 “Drug Approval Application” or “DAA” means a Biologics License Application or a New Drug Application, as defined in the United States Public Health Service Act or the FD&C Act, as amended, and the regulations promulgated thereunder, or any corresponding application with respect to a country or territory other than the United States, including, with respect to the European Union, a marketing authorization application filed with the EMEA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in the European Union with respect to the mutual recognition or any other national approval procedure.

1.18 “EMEA” means the European Medicines Agency or any successor agency thereto.

1.19 “Excluded Company” means any of the top twenty-five pharmaceutical companies by market capitalization, as determined at the applicable time during the Term.

1.20 “Ex-US Countries” means the rest of the world that does not comprise the U.S. Territory.

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1.21 “[***]” means the HumaneeredTM Antibody Fab’ fragment with the amino acid sequence as set out in Exhibit A.

1.22 “[***]” means the HumaneeredTM Antibody Fab’ fragment with the amino acid sequences as set out in Exhibit B.

1.23 “[***]” means the HumaneeredTM Antibody Fab’ fragment with the amino acid sequence as set out in Exhibit C.

1.24 “FD&C Act” means the U.S. Federal Food, Drug and Cosmetic Act, as amended.

1.25 “FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

1.26 “First Commercial Sale” means the first sale to a Third Party of a Licensed Product by a Party or its sublicensee in a given regulatory jurisdiction after Regulatory Approval has been obtained in such jurisdiction.

1.27 “Field” means the diagnosis, treatment and/or prophylaxis of all human diseases and conditions caused by Pseudomonas aeruginosa or otherwise associated with Pseudomonas aeruginosa infections.

1.28 “FTE” means the equivalent of a full-time individual’s work for a twelve (12) month period directly related to activities under this Agreement. FTE efforts shall not include general corporate, administrative or executive overhead.

1.29 “FIE Rate” means the partially burdened FTE personnel cost incurred by a Party, which shall initially be at an annual rate of [***] per FTE. The FTE Rate shall be subject to adjustment each calendar year during the Term based upon a Party’s reasonable and documented increases to its FTE costs, provided that any such annual increase shall not exceed [***].

1.30 “Good Clinical Practice” or “GCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures in jurisdictions outside the U.S., as they may be updated from time to time, including applicable quality guidelines promulgated under the International Conference on Harmonization (“ICH”).

1.31 “Good Laboratory Practice” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards in jurisdictions outside the U.S., as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.32 “Good Manufacturing Practice,” “cGMP” or “GMP” means the then-current good manufacturing practices required by the FDA, as set forth in the FD&C Act and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable laws or regulations applicable to the manufacture and testing of pharmaceutical materials in jurisdictions in the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

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CONFIDENTIAL TREATMENT REQUESTED

1.33 “Governmental Authority” means any multi-national, federal, state, local, municipal, provincial or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.34 “HumaneeringTM” and “Humaneeredrm” refer to KaloBios’ proprietary technology (including any Patent or Know-How related thereto) to transfer minimal binding specificity regions from selected antigen specific antibodies to a human V-segment to form an Antibody that has a greater than a ninety percent (90%) degree of amino acid sequence identity to human antibodies.

1.35 “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated hereunder by the FDA, or (b) the equivalent application to the equivalent agency in any other regulatory jurisdiction outside the U.S., the filing of which is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.36 “Indication” means each separate and distinct human disease, disorder or condition.

1.37 “Joint Inventions” has the meaning set forth in Section 9.1.

1.38 “Joint Patent” has the meaning set forth in Section 9.1.

1.39 “Joint Steering Committee” or “JSC” means the committee formed by the Parties as described in Section 3.1.

1.40 “KaloBios Commercialization Plan” has the meaning set forth in Section 6.3(b).

1.41 “KaloBios Development Costs” has the meaning set forth in Section 4.8(b)(i).

1.42 “KaloBios Development Plan” has the meaning set forth in Section 4.2(b).

1.43 “KaloBios Field” means the diagnosis, treatment and/or prophylaxis of Pseudomonas aeruginosa in patients with either Cystic Fibrosis or Bronchiectasis.

1.44 [***].

1.45 “KaloBios Platform” means KaloBios’ proprietary technology covering Fab’ expression, purification or site specific PEGylation, HumaneeringTM, and signal-less expression technologies, in each case as and to the extent described in any Patent or Know-How owned by KaloBios and disclosed to Sanofi during the Term.

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1.46 “KaloBios Know-How” means all Know-How that is Controlled by KaloBios or its Affiliates as of the Effective Date or during the Term and which is necessary for the Development, manufacture and/or Commercialization of a Licensed Product. [***].

1.47 “KaloBios Patent” means any Patent that (a) is Controlled by KaloBios or its Affiliates as of the Effective Date or at any time during the Term (including KaloBios’ interest in any Joint Patents), and (b) claims the composition of matter, manufacture or use of a Licensed Product, which but for the licenses granted to Sanofi herein would be infringed by the manufacture, use or sale of such Licensed Product. KaloBios Patents existing as of the Effective Date are set forth on Exhibit D attached hereto. [***].

1.48 “KaloBios Sublicense Agreement” has the meaning ascribed to it in Section 2.2(c).

1.49 “KaloBios Technology” means the KaloBios Patents and KaloBios Know-How.

1.50 “KB001” means [***].

1.51 “KB001-A” means the [***].

1.52 “Know-How” means any data, results, technology, business information and information of any type whatsoever, in any tangible or intangible form, including, any confidential and proprietary know-how or trade secret, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, Materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological, chemical, biochemical, toxicological, preclinical and clinical test data), analytical and quality control data, stability data, other study data and procedures.

1.53 “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.54 “Licensed Product” means any Antibody that (a) has been raised, engineered or otherwise targeted or optimized to bind specifically and directly to PcrV (whether exclusively or in addition to any other target such Antibody may modulate) and (b) competes for binding to PcrV with a naturally occurring receptor of PcrV, or, once bound to the PcrV, exhibits antagonistic activity against PcrV, agonist activity against PcrV, ADCC (antibody dependent cellular cytotoxity) and/or other Fe-mediated effector function, including [***], KB001, KB001-A or another anti-Pa Antibody targeting PcrV that is Developed under this Agreement or through the exercise of any license right granted to KaloBios and/or Sanofi under this Agreement. For clarity, the following shall, for the purposes of Section 8.3(c) (i.e. Royalty Term) be considered the same Licensed Product: [***].

1.55 “[***]” means the mouse Antibody with the amino acid sequence as set out in Exhibits E-1 and E-2.

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1.56 “Marks” means trade marks, service marks, trade names, service names, logos, slogans, tag lines, trade dress, and internet domain names and addresses.

1.57 “Materials” has the meaning ascribed to it in Section 2.6.

1.58 “Net Sales” means the gross amount invoiced by Sanofi, its Affiliates, its permitted agents or its permitted sub-licensees on account of sales of Licensed Product to Third Parties (including without limitation Third Party distributors and wholesalers), less the total of each of the following, in each case to the extent actually incurred or allowed and not already deducted, credited or otherwise reflected in the amount invoiced:

(a) trade, cash and/or quantity discounts, credits, allowances, rebates and returns (including, but not limited to, wholesaler and retailer returns);

(b) excise, sales and other consumption taxes and customs duties and other compulsory payments made to government authorities to the extent included in the invoice price;

(c) amounts repaid or credited by reason of rejections, defects, recalls or returns or because of charge-backs, retroactive price reductions, refunds or billing errors; and

(d) sales commissions actually paid to any Third Party and non-employee wholesalers and distributors.

Each of the deductions set forth above shall be reasonable and customary, and shall be determined on an accrual basis in accordance with applicable generally acceptable accounting standards of France or US GAAP, consistently applied and as applicable to the booking of such sales for a particular territory.

A sale of a Licensed Product is deemed to occur upon invoicing. If any discounts or other deductions are made in connection with sales of the Licensed Product that are sold together with other products of Sanofi, its Affiliates or its/their sublicensee (in one or a series of related transactions), in no event will the discount applied to the Licensed Product exceed the discount applied to other products of Sanofi, its Affiliates or its/their sublicensees in such arrangement based upon the respective list prices of the Licensed Product and such other products prior to applying the discount. Net Sales shall not include reasonable transfers or dispositions, at no cost, as samples or for charitable purposes, or transfers or dispositions at no cost for preclinical, clinical or regulatory purposes.

1.59 “Non-FTE Development Costs” means all out-of-pocket Third Party costs and expenses incurred by or on behalf of a Party in performing its obligations under then-current Development Plan that are directly attributable and reasonably allocated to the Development Plan. For clarity, Non-FTE Development Costs shall exclude (a) all personnel, equipment, reagents and all expenses associated with a FTE and (b) all costs included in the FTE Rate.

1.60 “Option” has the meaning set forth in Section 4.9(a).

1.61 “Pa” means Pseudomonas aeruginosa.

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1.62 “Patent” or “Patents” means (a) pending patent applications (and patents issuing therefrom), issued patents, utility models and designs; and (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any patents, patent applications, utility models or designs.

1.63 “PcrV” means the Pseudomonas homolog of Yersinia low-calcium response V antigen, a specific protein antigen that is an integral component of the Type Three Secretion System (TTSS) of the bacterium Pseudomonas aeruginosa.

1.64 “Phase 1 Clinical Trial” means a clinical trial of a Licensed Product in healthy subjects or patients with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such Licensed Product.

1.65 “Phase 2 Clinical Trial” means a clinical trial of a Licensed Product in patients, including pharmacokinetic studies, the principal purposes of which are to make a preliminary determination that such Licensed Product is safe for its intended use and to obtain sufficient information about such Licensed Product’s efficacy to permit the design of further clinical trials.

1.66 “Phase 2b Clinical Trial” shall mean any Phase 2 Clinical Trial of a Licensed Product that is intended to enable a Phase 3 Clinical Trial and is conducted to provide a preliminary determination of safety and efficacy of such Licensed Product in the target patient population over a range of doses and dose regimens.

1.67 “Phase 3 Clinical Trial” means a clinical trial of a Licensed Product in sufficient numbers of patients, which trial(s) are designed to (a) establish that such Licensed Product is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed; and (c) support approval of an application to a Regulatory Authority for the commercial marketing of such Licensed Product.

1.68 “Promote” or “Promotion” means, with respect to a product the following: (a) strategic marketing, advertising, medical education and liaison, national account managers, and market support; (b) development and use of product labeling and promotional materials; (c) detailing a product involving the communication by a sales representative during a sales call that describes the indicated uses and other relevant characteristics of such product and using promotional materials in an effort to increase the prescribing and/or hospital ordering preferences of such product for its indicated uses (whether or not such communications are made at a medical professional’s office, in a hospital or at marketing meetings); and (d) branding and Marks generation.

1.69 “Regulatory Approval” means, with respect to a product in any country or jurisdiction, all approvals (including, where required, pricing and reimbursement approvals), registrations, licenses or authorizations from the relevant Regulatory Authority in a country or jurisdiction that is specific to such product and necessary to market and sell such product in such country or jurisdiction.

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1.70 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval of a Licensed Product in such country or regulatory jurisdiction, including (a) the FDA, and (b) the EMEA, and in each case, including any successor thereto.

1.71 “Regulatory Exclusivity” means any period of data, market or other regulatory exclusivity (including supplementary protection certificates), including any such periods under national implementations in the European Union of Section 10.1(a)(iii) of Directive 2001/EC/83, as amended from time to time, and all international equivalents.

1.72 “Regulatory Filings” means, with respect to the Licensed Products, any submission to a Regulatory Authority of any appropriate regulatory application specific to Licensed Products, and shall include any submission to a regulatory advisory board and any supplement or amendment thereto. For the avoidance of doubt, Regulatory Filings shall include any IND, DAA or the corresponding application in any other country or group of countries.

1.73 “Sanofi Commercialization Plan” has the meaning set forth in Section 6.2(d).

1.74 “Sanofi Development Plan” has the meaning set forth in Section 4.2(a).

1.75 “Sanofi Field” means the Field, but excluding the KaloBios Field.

1.76 “Sanofi Know-How” means all Know-How that is Controlled by Sanofi or its Affiliates as of the Effective Date or during the Term and is necessary for the Development, manufacture and/or Commercialization of a Licensed Product. [***].

1.77 “Sanofi Option Period” means that period beginning on the Effective Date and ending the earlier of (a) the date on which Sanofi exercises either of its options as set out in Section 4.9 and (b) ninety days following the delivery by KaloBios of the final clinical study report from the KaloBios Phase 2b Trial.

1.78 “Sanofi Patent” means any Patent that (a) is Controlled by Sanofi or its Affiliates as of the Effective Date or at any time during the Term (including Sanofi’s interest in any Joint Patents), and (b) claims the composition of matter, manufacture or use of a Licensed Product. [***].

1.79 “Sanofi Sublicense Agreement” has the meaning ascribed to it in Section 2.1(c).

1.80 “Sanofi Technology” means the Sanofi Patents and Sanofi Know-How, and for greater certainty includes the rights licensed from KaloBios hereunder during the Term.

1.81 “Sole Inventions” has the meaning set forth in Section 9.1.

1.82 “Term” means the term of this Agreement, as set forth in Section 13.1.

1.83 “Territory” means the entire world.

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1.84 “Third Party” means any person or entity other than KaloBios or Sanofi or an Affiliate of either of them.

1.85 “Third Party License” shall mean (a) any of the agreements set forth in Exhibit F and (b) any license agreement that is entered into by a Party with a Third Party after the Effective Date in accordance with Section 8.5.

1.86 “U.S. Territory” means the United States and its territories and possessions.

1.87 “Valid Claim” means, on a country-by-country basis, a claim of an issued and unexpired (as may be extended through a patent term extension) KaloBios Patent or a claim of an issued and unexpired Joint Patent, wherein such claim has not been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or a judgment from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise. For further clarification, any periods of Regulatory Exclusivity or data package exclusivity shall not be construed as affecting the duration of a “Valid Claim.”

ARTICLE 2

LICENSES AND EXCLUSIVITY

2.1 License to Sanofi under KaloBios Technology.

(a) License. Subject to the terms and conditions of this Agreement, KaloBios hereby grants Sanofi and its Affiliates an exclusive (even as to KaloBios except as provided in Section 2.1(b) below), royalty-bearing license, with the right to grant sublicenses to Third Parties through one or more tier(s) (subject to Section 2.1(c) below), under the KaloBios Technology, to Develop, make, have made, use, sell, offer for sale, have sold, import, export and otherwise Commercialize Licensed Products in the Field in the Territory. For purposes of this Agreement, all references to “sublicensees” and provisions applicable to such sublicensees (other than Section 2.1(c)) shall include and apply to Sanofi Affiliates, provided that Sanofi shall not be obligated to enter into Sanofi Sublicense Agreements pursuant to subsection (c) below with any of its Affiliates.

(b) KaloBios Retained Rights. Notwithstanding the rights granted to Sanofi in Section 2.1(a), KaloBios and its Affiliates retains the right to conduct those activities that it is responsible for under the Sanofi Development Plan under this Agreement.

(c) Sublicenses. Sanofi shall, within [***] after granting any sublicense under Section 2.1(a) above, notify KaloBios of the grant of such sublicense and provide KaloBios with an appropriately redacted copy of such sublicense agreement (each, a “Sanofi Sublicense Agreement”). Each Sanofi Sublicense Agreement shall be consistent with and subject to the terms and conditions of this Agreement and any applicable Third Party Licenses. Each Sanofi Sublicense Agreement shall provide the following to KaloBios if this Agreement terminates, and to Sanofi if only such Sanofi Sublicense Agreement terminates: (i) the assignment and transfer of ownership and possession of all Regulatory Filings and Regulatory

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Approvals held or possessed by such sublicensee (which assignment could also be directly to Sanofi prior to any such termination), and (ii) the assignment of, or a freely sublicenseable exclusive license to, all intellectual property Controlled by such sublicensee that covers or embodies a Licensed Product or its respective use, manufacture, sale, or importation and was created by or on behalf of such sublicensee during the exercise of its rights or fulfillment of its obligations pursuant to such Sanofi Sublicense Agreement.

2.2 Licenses to KaloBios under Sanofi Technology.

(a) Licenses. Subject to the terms and conditions of this Agreement, Sanofi hereby grants KaloBios and its Affiliates:

(i) an exclusive (even as to Sanofi except as provided in Section 2.2(b) below), [***] license, with the right to grant sublicenses through one or more tiers (subject to Section 2.2(c) below for the grant of each sublicense), under the Sanofi Technology, to Develop, manufacture and have manufactured Licensed Products (which shall be limited to Licensed Products other than Bulk Substance for so long as Sanofi is manufacturing Bulk Substance as described in Article 7) and Promote Licensed Products in the KaloBios Field in the Territory.

(ii) a non-exclusive, fully-paid license in the Territory under the Sanofi Technology to perform KaloBios’ obligations under this Agreement.

(b) Sanofi Retained Rights. Notwithstanding the rights granted to KaloBios in Section 2.2(a), Sanofi retains the rights to conduct those activities it is responsible for under the KaloBios Development Plan under this Agreement.

(c) Sublicenses. During the Sanofi Option Period, KaloBios shall not have the right to grant sublicenses under Sections 2.2(a)(i) without the prior written consent of Sanofi. Thereafter, KaloBios shall have the right to grant sublicenses to any Third Party (other than an [***]) for any territory other than the U.S. Territory, subject to this Section 2.2(c). KaloBios shall, within thirty (30) days after granting any sublicense under Section 2.2(a)(i) above, notify Sanofi of the grant of such sublicense and provide Sanofi with an appropriately redacted copy of such sublicense agreement (each, a “KaloBios Sublicense Agreement”). Each KaloBios Sublicense Agreement shall be consistent with and subject to the terms and conditions of this Agreement and any applicable Third Party Licenses. KaloBios shall, in each agreement under which it grants a sublicense under the license set forth in Section 2.2(a)(i) (each, a “KaloBios Sublicense Agreement”), require the sublicensee (i) to provide all Confidential Information to KaloBios so that KaloBios and Sanofi may comply with their obligations hereunder, and (ii) to provide the following to KaloBios if such KaloBios Sublicense Agreement terminates: (A) the assignment and transfer of ownership and possession of all Regulatory Filings and Regulatory Approvals held or possessed by such sublicensee, and (B) the assignment of, or a freely sublicenseable exclusive license to, all intellectual property Controlled by such sublicensee that covers or embodies a Licensed Product or its respective use, manufacture, sale, or importation and was created by or on behalf of such sublicensee during the exercise of its rights or fulfillment of its obligations pursuant to such KaloBios Sublicense Agreement. Upon any sublicense by KaloBios under this Section 2.2(c), the Parties shall jointly agree as necessary to mutual and reasonable restrictions on the exchange of Confidential Information between Sanofi and such KaloBios sublicensee except as to the extent necessary for the Parties to reasonably comply with their obligations under this Agreement.

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2.3 Negative Covenant. Sanofi covenants that it will not, and it will not permit any of its Affiliates to, use or practice any KaloBios Technology licensed hereunder outside the scope of the license granted to it under Section 2.1. KaloBios covenants that it will not, and it will not permit any of its Affiliates to, use or practice any Sanofi Technology licensed to it outside the scope of the license granted to it under Section 2.2.

2.4 No Implied Licenses. Except as set forth herein, neither Party acquires any license or other intellectual property interest, by implication or otherwise, under any trademarks, Patents or Patent applications owned or Controlled by the other Party.

2.5 Third Party Licenses. The licenses granted to Sanofi and to KaloBios in Section 2 include sublicenses under KaloBios Technology licensed to KaloBios pursuant to those Third Party Licenses set forth on Exhibit F which have been disclosed to Sanofi as of the Effective Date. Such sublicenses are subject to the limitations set forth in such Third Party Licenses (including without limitation any limitations on the scope and exclusivity of the licenses granted to KaloBios thereunder and any constraints on KaloBios’ ability to prosecute or enforce KaloBios Patents licensed pursuant to such Third Party Licenses).

2.6 Material Transfer. From time to time, either Party may transfer to the other Party tangible biological or other materials, including but not limited to cells and any expression product, progeny, derivatives thereto (collectively, “Materials”). Each Party agrees to use any Materials solely in connection with activities it is authorized to perform under this Agreement and for no other purpose. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, neither Party shall make or attempt to make analogs, progeny or derivatives of, or modifications to, the Materials provided by the other Party, except with such providing Party’s prior written consent. Each Party shall comply with all applicable Laws, rules and regulations regarding the handling and use of the Materials and to retain possession over the Materials, except for Materials transferred to Third Parties as permitted herein. In the event that a Party (or any Third Party transferee) uses the Materials for any purpose not authorized hereunder, the results of such unauthorized research, and any discoveries or inventions that arise from such unauthorized research, whether patentable or not, shall belong solely and exclusively to the providing Party, and the other Party hereby assigns and agrees to assign to the providing Party all of its right, title and interest in and to all such results, discoveries or inventions. All right, title and interest in Materials provided shall remain the property of the Party providing such Materials.

2.7 Exclusivity.

(a) [***].

(b) [***].

(c) [***].

(d) [***].

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(e) JSC. In the event of the Change of Control of KaloBios and such KB Acquiror Controls a KaloBios Competitive Product, the JSC and JPT will be discontinued and Sanofi will thereafter inform KaloBios once a year of the advancement of the Development of the Licensed Product(s).

ARTICLE 3

OVERVIEW; MANAGEMENT

3.1 Overall Management Structure. The overall management of the collaboration shall be vested in the Joint Steering Committee (the “JSC”), which will monitor and oversee the Parties’ activities under this Agreement and facilitate communications between the Parties with respect to the Development and Commercialization of the Licensed Products. The JSC may establish one (1) or more other committees that report to the JSC and assist the JSC in managing and directing the collaboration. Any committees formed beyond the JSC shall be subordinate to the JSC, shall have such membership and responsibilities as the JSC may determine, and may be disbanded by the JSC at any time.

3.2 Joint Steering Committee.

(a) Formation and Role. Within thirty (30) days after the Effective Date or such further period of time as the Parties may agree, the Parties shall establish the JSC. The role of the JSC shall be:

(i) to discuss and coordinate regarding the overall strategy for conducting Development of and seeking Regulatory Approval for and Commercializing Licensed Products in the Territory by each Party in its respective field;

(ii) to review, discuss and approve any proposed amendments or revisions to the Sanofi Development Plan and KaloBios Development Plan;

(iii) to establish such additional joint subcommittees as it deems necessary to achieve the objectives and intent of this Agreement and monitor the activities and performance of such subcommittees;

(iv) to coordinate the Parties’ efforts with respect to the manufacture of Licensed Product in accordance with Article 7 for the KaloBios Field and the Sanofi Field;

(v) to review and approve publication plans; and

(vi) to perform such other functions as appropriate to further the purposes of this Agreement, as determined by the Parties in writing (subject to Section 3.2(e)).

(b) JSC Membership. KaloBios and Sanofi shall each designate an equal number of representatives (each of whom shall be a senior executive of the applicable Party) to serve on the JSC by written notices to the other Party, initially, each Party shall designate four (4) senior level representatives. The JSC may elect to vary the number of representatives from time to time during the Term. Either Party may designate substitutes for its representatives if

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one (1) or more of such Party’s designated representatives is unable to be present at a meeting. From time to time each Party may replace its representatives by written notice to the other Party specifying the prior representative(s) and their replacement(s). The Chairperson of the JSC shall be appointed by Sanofi and shall be responsible for (i) calling meetings, (ii) preparing and issuing minutes of each such meeting within thirty (30) days thereafter, and (iii) preparing and circulating an agenda for the upcoming meeting, but shall have no special authority over the other members of the JSC, and shall have no additional voting rights or powers beyond those held by the other JSC members.

(c) JSC Decisions and Actions. The JSC shall make decisions and act as follows:

(i) Sanofi shall have the final decision making authority on any matter relating to the Sanofi Development Plan or the Development or Commercialization of Licensed Products in the Sanofi Field, provided that any final determination shall be consistent with the terms of this Agreement, and not materially affect the rights and obligations of KaloBios, require KaloBios to perform any Development or other activity under this Agreement or modify KaloBios’ obligations under the then-current Sanofi Development Plan. In addition, Sanofi shall not make any decision with respect to the following critical issues without the consent of KaloBios, such consent not to be unreasonably withheld: (A) materially delay or cease to seek Regulatory Approval for any Licensed Product; or (B) delay or cancel the commercial launch any Licensed Product; and

(ii) During the Sanofi Option Period, KaloBios shall have the final decision making authority on any matter relating to the KaloBios Development Plan or the Development or Commercialization of Licensed Products in the KaloBios Field, other than (A) the overall design of the KaloBios Phase 2b Trial (which decision shall be made jointly by the Parties and any dispute shall first be submitted to the expert as provided in subsection (g) of this Section 3.2 and, failing resolution through such process, then the Parties may avail themselves of the process described in Section 14.2 (and not Section 14.3)); or (B) any matter regarding the safety of a Licensed Product or that would materially and potentially adversely impact the regulatory status of Licensed Products in the Sanofi Field; or (C) any evaluation of any safety event; provided that any final determination shall be consistent with the terms of this Agreement, and not materially affect the rights and obligations of Sanofi, or require Sanofi to perform any Development or other activity under this Agreement. In addition, KaloBios shall not make any decision with respect to the following critical issues without the consent of Sanofi, such consent not to be unreasonably withheld: (1) materially delay or cease to seek Regulatory Approval for any Licensed Product; or (2) delay or cancel the commercial launch for any Licensed Product. If Sanofi decides not to exercise its Option during the Sanofi Option Period, KaloBios shall have the final decision making authority on any matter relating to the KaloBios Development Plan or the Development or Commercialization of Licensed Products in the KaloBios Field, other than any matter regarding the safety of a Licensed Product or that would materially and potentially adversely impact the regulatory status of Licensed Products in the Sanofi Field; provided that any final determination shall be consistent with the terms of this Agreement, and not materially affect the rights and obligations of Sanofi, or require Sanofi to perform any Development or other activity under this Agreement. In addition, KaloBios shall not make any decision with respect to the following critical issues without the consent of Sanofi, such consent not to be unreasonably withheld: (1) materially delay or cease to seek Regulatory Approval for any Licensed Product; or (2) delay or cancel the commercial launch for any Licensed Product.

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(iii) If Sanofi decides to exercise its Option during the Sanofi Option Period, the final decision making authority on any matter relating to the KaloBios Development Plan shall be determined in accordance with Sections 4.9(b)(ii) or 4.9(c)(ii).

(d) Meetings. The JSC shall meet at least quarterly for the first two years following the Effective Date and every six months thereafter unless the Parties mutually agree in writing to a different frequency for such meetings, with at least one in-person meeting during each calendar year. No later than ten (10) business days prior to any regularly scheduled meeting of the JSC, the Chairperson of the JSC shall prepare and circulate an agenda for such meeting and, as soon as practicable, materials for the meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting. The JSC may meet in person, by videoconference or by teleconference. With the prior consent of the other Party’s representatives (such consent not to be unreasonably withheld or delayed), each Party may invite non-members to participate in the discussions and meetings of a Committee, provided that such participants shall not affect either Party’s voting rights or powers and any such individuals shall be subject to the confidentiality provisions set forth in Article 12. Each Party will be responsible for the expense of its respective JSC members’ and guest’s participation in JSC meetings. Meetings of the JSC shall be effective only if at least one (1) representative of each Party is present in such meeting. The chairperson of the JSC will be responsible for preparing reasonably detailed written minutes of all JSC meetings that include material decisions made at such meetings. The JSC chairperson shall send draft meeting minutes to each member of the JSC for review and approval within twenty (20) business days after each JSC meeting. Such minutes will be deemed approved unless one or more members of the JSC objects to the accuracy of such minutes within twenty (20) business days of receipt.

(e) Authority. The JSC shall have only the powers assigned expressly to it in this Article 3 and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with the terms of this Agreement, in particular, the JSC shall have no authority to alter any financial terms of this Agreement, including but not limited to amending, modifying or waiving any funding obligations under any of the Sanofi Development Plan, the KaloBios Development Plan or otherwise under this Agreement.

(f) Discontinuation of Participation in the JSC. It is the Parties’ intention to maintain the JSC and JPTs for as long as is necessary to carry out each Party’s respective Development and Commercialization obligations hereunder. Notwithstanding the foregoing, at any time during the Term and for any reason, either Party shall have the right to withdraw from participation in the JSC upon written notice to the other Party, which notice shall be effective immediately upon receipt (“Withdrawal Notice”). Following the issuance of a Withdrawal Notice and subject to this Section 3.2(f), such Party’s representatives to the JSC shall not participate in any meetings of the JSC, nor shall such Party have any right to vote on decisions within the authority of the JSC. If, at any time following the issuance of a Withdrawal Notice, such Party wishes to resume participating in the JSC, such Party shall notify the other Party in writing and, thereafter, such Party’s representatives to the JSC shall be entitled to attend any

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subsequent meeting of the JSC and to participate in the activities of, and decision-making by, the JSC as provided in this Article 3 as if a Withdrawal Notice had not been issued by such Party pursuant to this Section 3.2(f). For clarity, the withdrawal by a Party under this Section 3.2(f) shall only limit such Party’s obligations under this Article 3 with respect to participation in the JSC. Upon any discontinuance of the JSC, the JPTs established under Section 3.3 also shall terminate.

(g) Dispute Resolution. In the event of a dispute between the Parties regarding any matter which the Parties are required pursuant to the terms hereof to decide unanimously, either Party may deliver written notice of the subject matter of the dispute to the other Party’s JSC members. The Parties shall amicably attempt to resolve the matter between themselves, but in the event that the Parties have not reached a resolution within ninety (90) days of the receipt of the notice of dispute, the Parties shall jointly engage an independent expert to assist them. The costs of such expert shall be borne equally by the Parties. If the Parties cannot resolve their dispute through an independent expert, either Party may initiate the processes described in accordance with Article 14 hereof.

3.3 Joint Teams.

(a) Establishment of Joint Project Teams. The Parties will establish the following as soon as practicable:

(i) a joint project team to oversee the Development of Licensed Products in the Sanofi Field (the “SJPT”);

(ii) a joint project team to oversee the Development of Licensed Products in the KaloBios Field (the “KJPT”);

(b) The role of the SJPT and KJPT (collectively the “JPTs” or individually a “JPT”) is to oversee the Development of Licensed Products under this Agreement. Each JPT will consist of representatives of each Party designated by such Party. Each Party will designate one of its JPT members as the project team leader (each a “JPT Leader”) who will be the primary contact person for the other Party for all operational matters relating to the Development of a Licensed Product by such Party. From time to time, on written notice to the other Party, KaloBios and Sanofi each may substitute any of its representatives on the JPT. Upon completion of all joint Development activities or the withdrawal by either Party from the JSC, the JPT will automatically be disbanded.

(c) Tasks of the JPT. Each JPT will: (i) oversee the day-to-day activities of the Parties in the performance of the Sanofi Development Plan and KaloBios Development Plan, respectively; (ii) develop and propose updates to the Sanofi Development Plan and KaloBios Development Plan for review and approval by the JSC in accordance with Section 3.2(a)(ii), including the clinical development plans and clinical trial protocols; (iii) provide a written report to the JSC summarizing the Parties’ progress with respect to the development of Licensed Products under this Agreement in a frequency to be mutually agreed by the Parties in good faith; and (d) take such other actions as are expressly delegated to each JPT by the JSC or by the terms of this Agreement. No JPT will have any power to amend this Agreement or to make decisions assigned to the JSC, and will have only such powers as are specifically delegated to it by the JSC or the terms of this Agreement.

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(d) JPT Meetings. Each JPT will meet as often as required (and the two JPTs may, where practicable, meet together) for the expeditious execution of the Sanofi Development Plan and the KaloBios Development Plan, but not less than once every calendar quarter prior to the next JSC meeting. Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided, however, that at least one meeting per year will be held in person. The JPT Leaders will be responsible for establishing the meeting schedule, and will alternate in organizing the meetings of the JPT. The JPT Leader organizing a JPT meeting will be responsible for distributing the agenda of the meeting. The organizing JPT Leader will include on the agenda any item within the scope of the responsibility of the JPT that is requested to be included by any member of the JPT, and will distribute the agenda to the JPT no less than one (1) week before the meeting. Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Article 12) to attend any meeting of the JPT. Each Party will be responsible for the expense of its respective JPT members’ and guest’s participation in JPT meetings.

(e) Meeting Minutes. The JPT Leader who organized the JPT meeting (or their designee) will prepare the meeting minutes within seven (7) business days after each meeting, and will send it to all members of the JPT for review and approval. Minutes will be deemed approved unless any member of the JPT objects to the accuracy of such minutes by providing written notice to the other members of the JPT within fourteen (14) business days of receipt of the minutes. In the event of any such objection that is not resolved by mutual agreement of the JPT Leaders, such minutes will be amended to reflect such unresolved objection.

(f) Decision Making. Decision making at the JPT level shall follow that of the JSC. If the JPT is unable to reach unanimous consent on a particular matter, such matter will be submitted to the JSC for resolution in accordance with Section 3.2(c).

(g) Joint Commercial Operations Team. The Parties may establish a joint commercial operations team (“JCOT”) whose role shall be the coordination and execution of the Commercialization of Licensed Products in the KaloBios Field. All aspects of the governance of the JCOT shall be the same as set out above for the JPTs, except that the Parties may opt to have personnel with expertise in Commercialization serve on either or both JPT in lieu of convening the JCOT.

(h) Dispute Resolution. In the event of a dispute between the Parties regarding any matter within the jurisdiction of the JPTs or JCOT, the Parties shall amicably attempt to resolve the matter between themselves, but in the event that the Parties have not reached a resolution within sixty (60) days of the date on which the dispute arose, the JPTs or JCOT shall refer the matter to the JSC.

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ARTICLE 4

PRODUCT DEVELOPMENT

4.1 Overview of Product Development. The Parties desire and intend to collaborate with respect to the Development of Licensed Products in the Sanofi Field and in the KaloBios Field in the Territory, under the direction of the JSC, as and to the extent set forth in this Agreement. In general, Sanofi shall be responsible, at its sole cost and expense, for the Development and Regulatory Approval of Licensed Products in the Sanofi Field in the Territory. During the Sanofi Option Period, KaloBios shall be responsible, at its cost and expense, for the Development and Regulatory Approval of Licensed Products in the KaloBios Field in the Territory. KaloBios will use Commercially Reasonable Efforts to Develop the Licensed Product for [***] in the KaloBios Field for the treatment of Cystic Fibrosis, or otherwise as the Parties may agree (not to be unreasonably withheld), as and to the extent provided in this Agreement. In addition, KaloBios shall be responsible for certain Development activities for the Licensed Products, at Sanofi’s cost and expense, as specifically described in the Sanofi Development Plan (as defined below) for the Sanofi Field, and as the Parties may otherwise reasonably agree in writing during the Term pursuant to any amendment thereto.

4.2 Development Plans.

(a) Sanofi Development Plan. Development of the Licensed Products in the Sanofi Field for the Territory pursuant to this Agreement shall be conducted pursuant to a comprehensive development plan and budget for such Licensed Product (the “Sanofi Development Plan”), which shall include a summary of all clinical studies to be performed for the Licensed Product in the Sanofi Field in the Territory and will include budgets and timelines regarding such activities. The Sanofi Development Plan shall also specify (i) the plans and timeline for preparing the necessary Regulatory Filings and for obtaining Regulatory Approval for the Licensed Product in the Sanofi Field in the Territory and (ii) the Development activities of each Party. Each Party shall conduct its Development activities in accordance with the then-current Sanofi Development Plan. The Sanofi Development Plan will be prepared and approved by the JSC not later than [***] and shall be consistent with Sanofi’s diligence obligations hereunder. Once approved by the JSC, the Sanofi Development Plan will be attached hereto as Exhibit H-1 and incorporated herein by reference.

(b) KaloBios Development Plan. Development of the Licensed Products in the KaloBios Field for the Territory pursuant to this Agreement shall be conducted pursuant to a comprehensive development plan and budget for such Licensed Product to be prepared by KaloBios (the “KaloBios Development Plan”), which shall include a summary of all clinical studies to be performed for the Licensed Product in the KaloBios Field in the Territory and will include budgets and timelines regarding such activities and shall also specify the plans and timeline for preparing the necessary Regulatory Filings and for obtaining Regulatory Approval for the Licensed Product in the KaloBios Field in the Territory. KaloBios shall conduct its Development activities in accordance with the then-current KaloBios Development Plan. Once approved by the JSC as soon as practicable following the Effective Date, such KaloBios Development Plan will be attached hereto as Exhibit H-2 and incorporated herein by reference.

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4.3 Updates to the Development Plans.

(a) Updates to the Sanofi Development Plan. From time to time during the Term and at least once per calendar year, beginning with the first full calendar year after the Effective Date, Sanofi shall provide KaloBios through the JSC with annual updates to the then-current Sanofi Development Plan. Such annual updated Sanofi Development Plan shall take into account completion or cessation of Development activities or commencement of new Development activities not contemplated by the then-current Sanofi Development Plan. Once approved by the JSC, each updated or amended Development Plan shall become effective and supersede the previous Sanofi Development Plan as of the date of such approval.

(b) Updates to the KaloBios Development Plan. From time to time during the Term and at least once per calendar year, beginning with the first full calendar year after the Effective Date, KaloBios shall provide Sanofi through the JSC, with annual updates to the then-current KaloBios Development Plan. Such annual updated KaloBios Development Plan shall take into account completion or cessation of Development activities or commencement of new Development activities not contemplated by the then-current KaloBios Development Plan. Once approved by the JSC, each updated or amended Development Plan shall become effective and supersede the previous KaloBios Development Plan as of the date of such approval.

4.4 Sanofi Development Activities.

(a) Sanofi shall use Commercially Reasonable Efforts to conduct all Development activities under the Sanofi Development Plan and under the KaloBios Development Plan (in the event the Parties mutually agree that Sanofi will conduct certain Development activities for the Licensed Product in the KaloBios Field), except as may be assigned to KaloBios (the “Sanofi Development Activities”), in accordance with the applicable Development Plan and in each case in consultation with the JPT and the JSC. In Europe, Sanofi shall file its initial application for Regulatory Approval with the EMEA.

(b) The status, progress and results of Sanofi’s Development Activities shall be discussed in reasonable detail at meetings of the JPT and the JSC. Upon any discontinuation of the JSC as a result of any of the events described in Section 2.7(b) or 4.11, Sanofi shall keep KaloBios informed as to progress on the Development activities for the Licensed Product in the Sanofi Field by providing KaloBios with written annual reports summarizing the work performed and the timelines regarding such activities.

4.5 KaloBios Development Activities.

(a) KaloBios shall use Commercially Reasonable Efforts to conduct all Development activities under the KaloBios Development Plan and assigned to it in the Sanofi Development Plan (the “KaloBios Development Activities”), in accordance with the KaloBios Development Plan and Sanofi Development Plan, respectively, and in each case managed by the JPT and the JSC. KaloBios agrees to perform, and Sanofi agrees to reimburse KaloBios under Section 4.8, for those Development activities described on Exhibit G, including for any such activities performed by KaloBios during the period from January 1, 2010 to the Effective Date.

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(b) For as long as KaloBios is conducting KaloBios Development activities, the status, progress and results of KaloBios Development Activities shall be discussed in reasonable detail at meetings of the JPT and the JSC.

4.6 Diligence.

(a) Sanofi shall use Commercially Reasonable Efforts to Develop and seek Regulatory Approval of at least one Licensed Product in the Sanofi Field throughout the Territory in accordance with and subject to the terms and conditions of this Agreement.

(b) In the event that Sanofi exercises the Option, then (i) Sanofi also shall use Commercially Reasonable Efforts to Develop and seek Regulatory Approval of at least one Licensed Product in the KaloBios Field in the applicable territory to the extent Sanofi is responsible for such activities in accordance with and subject to the terms and conditions of this Agreement, and (ii) KaloBios shall use Commercially Reasonable Efforts to Develop and seek Regulatory Approval in any applicable territory to the extent KaloBios is responsible for such activities in accordance with and subject to the terms and conditions of this Agreement.

(c) In the event that KaloBios exercises its rights under Section 4.10 or Sanofi exercises its rights under Section 4.11, then Sanofi also shall use Commercially Reasonable Efforts to Develop and seek Regulatory Approval of at least one Licensed Product in the KaloBios Field in the Territory in accordance with and subject to the terms and conditions of this Agreement.

(d) Following agreement by the Parties on the design of the KaloBios Phase 2b Trial, KaloBios shall use Commercially Reasonable Efforts to Develop a Licensed Product through the completion of such KaloBios Phase 2b Trial, which the Parties agree and acknowledge will be satisfied so long as KaloBios has not discontinued Development of such Licensed Product following such agreement as to the design of such KaloBios Phase 2b Trial.

4.7 Compliance.

(a) Each Party agrees that in performing its obligations under this Agreement: (i) it shall comply with all applicable Laws; and (ii) it will not employ or engage any person who has been debarred by any Regulatory Authority, or, to such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority. Each Party shall have the right to engage subcontractors for the performance of its obligations under the Development Plan. Each Party shall cause the subcontractor(s) engaged by it to be bound by written obligations of confidentiality and invention assignment consistent with those contained herein, and such Party remains primarily responsible for the performance of such subcontractor(s).

(b) Each Party shall maintain complete, current and accurate records of all work conducted by it under the Development Plan, and all data and other Know-How resulting from such work. Such records shall fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory purposes and the protection of intellectual property rights. Each Party shall document all preclinical studies and clinical trials in formal written study reports according to applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines. Each Party shall have the right to review such records maintained by the other Party at reasonable times, upon written request, which shall not exceed once a year.

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4.8 Development Costs.

(a) Sanofi Development Costs.

(i) Sanofi shall be responsible for all costs and expenses associated with the Development of the Licensed Products in the Sanofi Field from and after the Effective Date, including those activities to be performed by KaloBios after the Effective Date under the Sanofi Development Plan in accordance with the terms of Section 4.8(a)(ii) below.

(ii) Sanofi agrees to pay KaloBios at the FTE Rate for all KaloBios FTEs who perform Development activities under and in accordance with the Sanofi Development Plan and a mutually agreed budget for the FTE and Non-FTE Development Costs for activities to be performed by KaloBios. In the event KaloBios anticipates that the amount of FTEs and/or Non-FTE Development Costs may exceed an amount equal to [***] of the budget for the associated tasks as set forth in the Sanofi Development Plan during a calendar quarter (such excess, a “Cost Overrun”), then KaloBios will notify Sanofi of such anticipated Cost Overrun, and Sanofi will decide in good faith (in consultation with KaloBios) to modify the Sanofi Development Plan to reduce the costs appropriately and/or to increase the budget for such tasks to accommodate such Cost Overrun.

(iii) For so long as KaloBios is performing activities under the Sanofi Development Plan, KaloBios shall provide quarterly written reports to Sanofi on the performance and progress of such activities, together with an invoice setting forth all FTEs and Non-FTE Development Costs incurred in the performance of KaloBios Development Activities in the applicable calendar quarter. Such quarterly reports and invoices shall be submitted within thirty (30) days after the end of the relevant calendar quarter.

(b) KaloBios Development Costs.

(i) KaloBios shall be responsible for all costs and expenses associated with the Development of the Licensed Products in the KaloBios Field (the “KaloBios Development Costs”) from and after the Effective Date, including any activities that the Parties agree Sanofi will conduct under the KaloBios Development Plan in accordance with the terms of Section 4.8(b)(ii) below.

(ii) KaloBios agrees to pay Sanofi at the FTE Rate for all Sanofi FTEs who perform Development activities under and in accordance with the KaloBios Development Plan and a mutually agreed budget for the FTE and Non-FTE Development Costs for activities to be performed by Sanofi. In the event Sanofi anticipates that the amount of FTEs and/or Non-FTE Development Costs may exceed an amount equal to [***] of the budget for the associated tasks as set forth in the KaloBios Development Plan during a calendar quarter (such excess, a “Cost Overrun”), then Sanofi will notify KaloBios of such anticipated Cost Overrun, and KaloBios will decide in good faith (in consultation with Sanofi) to modify the KaloBios Development Plan to reduce the costs appropriately and/or to increase the budget for such tasks to accommodate such Cost Overrun.

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(iii) For so long as Sanofi is performing activities under the KaloBios Development Plan, Sanofi shall provide quarterly written reports to KaloBios on the performance and progress of such activities, together with an invoice setting forth all FTEs and Non-FTE Development Costs incurred in the performance of KaloBios Development Activities in the applicable calendar quarter. Such quarterly reports and invoices shall be submitted within thirty (30) days after the end of the relevant calendar quarter.

(c) All payments of amounts invoiced under this Section 4.8 shall be made in accordance with Section 8.9.

4.9 Sanofi Option for Licensed Products in the KaloBios Field.

(a) Option. During the Sanofi Option Period, Sanofi shall have an exclusive option (the “Option”) to participate in the Development and Commercialization of the Licensed Products for the KaloBios Field as described in this Section 4.9 in either (i) the Ex-US Countries as described in Section 4.9(b); or (ii) the Ex-US Countries and Fifty Percent (50%) of the US Territory as described in Section 4.9(c). Sanofi may exercise its Option by providing KaloBios written notice in accordance with Section 15.3 and the terms and conditions of this Agreement applicable following such exercise shall be effective as of the date such notice is given in accordance with Section 15.3 (such date, the “Option Exercise Date”). Following the completion of the KaloBios Phase 2b Trial, KaloBios shall furnish to Sanofi the final clinical study report from such trial, together with such other information then existing as Sanofi may reasonably request in connection with the evaluation of such trial results in order for Sanofi to determine whether it will exercise the Option.

(b) Ex-US Option Exercise.

(i) Payment Upon Option Exercise. Upon exercise of the Option pursuant to this Section 4.9(b) for the Ex-US Countries, Sanofi shall pay to KaloBios an amount equal to One Hundred Percent (100%) of the KaloBios Development Costs incurred by KaloBios in respect of Development of Licensed Product in the KaloBios Field from and after the Effective Date through the Option Exercise Date. Such payment shall be made in accordance with Section 8.9.

(ii) Obligations of the Parties. Upon exercise of the Option pursuant to this Section 4.9(b), Sanofi will be responsible for the Development of Licensed Products in the KaloBios Field for all countries excluding the U.S. Territory, and KaloBios will be responsible for the Development of Licensed Products in the KaloBios Field for the U.S. Territory. The Parties will collaborate on global Development activities in the KaloBios Field through the JSC and JPTs as applicable. As of the Option Exercise Date, Sections 3.2(c)(ii) and (iii) shall be amended by deleting such provisions and replacing them with the following as a new Section 3.2(c)(ii):

The Parties shall jointly and unanimously decide any matter relating to the KaloBios Development Plan or the Development or Commercialization of Licensed Products in the KaloBios Field affecting or otherwise relating to both of their respective territories. The Parties shall jointly decide any matter regarding the safety of a Licensed Product or that would

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materially and adversely potentially impact the regulatory status of Licensed Products in their respective territories. Neither Party shall make any decision regarding Licensed Products within the KaloBios Field in respect of the following critical issues without the consent of the other Party, such consent not to be unreasonably, withheld: (A) adopt any amendment to the KaloBios Development Plan during the twelve (12) month period following the exercise of the Option under Section 4.9(b) that materially changes the scope of the KaloBios Development Plan; (B) discontinue the Development of any such Licensed Product; (C) materially delay or cease to seek Regulatory Approval for any Licensed Product; (D) delay or cancel the commercial launch for any Licensed Product; or (E) remove any Licensed Product from the market other than for safety reasons. The Parties also will use Commercially Reasonable Efforts to share and use clinical data and Confidential Information between them as each may require in order to fulfill their respective Development of Licensed Products in the KaloBios Field.”

(iii) Development and Commercialization Costs. As of the Option Exercise Date following exercise of the Option under this Section 4.9(b), KaloBios and Sanofi shall share the costs of Development (including the KaloBios Phase 2b Trial, it being understood that such trial shall be considered a global trial as described below) and Commercialization of Licensed Products in the KaloBios Field from and after the Option Exercise Date as described in the chart below as and to the extent such costs are set forth in an applicable Sanofi Development Plan or KaloBios Development Plan (and with the designation of the applicable cost sharing category mutually agreed by the Parties prior to commencing such activity, which determination shall not be subject to a Party’s final say right described in Section 3.2):

	Sanofi	KaloBios
Global. Development Costs where the data from such trial is contemplated (at the time such trial is commenced) to be used in a Regulatory Filing for BOTH the U.S. Territory and any country within the Ex-US Countries (or the EMEA)	50%	50%
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(iv) Royalty to KaloBios for the Ex-US Countries. Following exercise of the Option under Section 4.9(b), Sanofi shall pay to KaloBios a royalty on Net Sales of Licensed Products in the Ex-US Countries in the KaloBios Field equal to Eighteen Percent (18%) of such Net Sales in accordance with the terms of Article 8 (other than Section 8.3(a) and in lieu of the amounts described in Section 8.6 with respect to the Ex-US Countries).

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(v) Regulatory Filings. As of the Option Exercise Date, Section 5.2(b) shall be amended to reflect that KaloBios shall be responsible for Regulatory Filings within its territory and Sanofi shall be responsible for Regulatory Filings in its territory.

(c) Ex-US + 50% US Option Exercise.

(i) Payment Upon Option Exercise. Upon exercise of the Option pursuant to this Section 4.9(c) for the Ex-US Countries plus fifty percent of the Development and Promotion rights in the U.S. Territory, Sanofi shall pay to KaloBios an amount equal to One Hundred Fifty Percent (150%) of the KaloBios Development Costs incurred by KaloBios from and after the Effective Date in respect of Development of Licensed Product in the KaloBios Field through the Option Exercise Date. Such payment shall be made in accordance with Section 8.9.

(ii) Obligations of the Parties. Upon exercise of the Option pursuant to this Section 4.9(c), Sanofi will be responsible for the Development of Licensed Products in the KaloBios Field for the Ex-US Countries and the Parties will equally share responsibility for conducting the Development of Licensed Products in the KaloBios Field for the U.S. Territory. The Parties will collaborate on global Development activities in the KaloBios Field through the JSC and JPTs, as applicable. As of the Option Exercise Date, Sections 3.2(c)(ii) and (iii) shall be amended by deleting such provisions and replacing them with the following as a new Section 3.2(c)(ii):

“The Parties shall jointly and unanimously decide any matter relating to the KaloBios Development Plan or the Development or Commercialization of Licensed Products in the KaloBios Field; provided however that Sanofi shall have sole discretion with regard to any matters solely affecting the Ex-US Countries (i.e. the territory not shared with KaloBios), [***], in the event that the FDA approves a specific Phase 3 Clinical Trial as a requirement for Regulatory Approval of Licensed Products for sale in the U.S. Territory, then Sanofi shall have the right to proceed with such trial immediately upon receiving such advice from the FDA. Promptly following such determination and Sanofi’s decision to proceed with such trial, [***]. Sanofi shall have final decision making authority on any matter regarding the safety of a Licensed Product or that would materially and adversely potentially impact the regulatory status of a Licensed Product.”

(iii) Development and Commercialization Costs. From and after the Option Exercise Date, following exercise of the Option under this Section 4.9(c), KaloBios and Sanofi shall share the costs and expenses of Development (including the KaloBios Phase 2b Trial, which it being understood that such trial shall be considered a global trial as described below) and Commercialization of Licensed Products in the KaloBios Field as described in the chart below as and to the extent such costs are set forth in an applicable Sanofi Development Plan or KaloBios Development Plan (and with the designation of the applicable cost sharing category mutually agreed by the Parties prior to commencing such activity, which determination shall not be subject to a Party’s final say right described in Section 3.2):

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	Sanofi	KaloBios
Global. Development Costs where the data from such trial is contemplated (at the time such trial is commenced) to be used in a Regulatory Filing for BOTH the U.S. Territory and any Ex-US country (or the EMEA)	75%	25%
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(iv) Profit Share in the U.S. Territory. The Parties shall equally share the profits resulting from the Commercialization of Licensed Products in the KaloBios Field for the U.S. Territory in lieu of the payment provided in Section 8.6 with respect to the U.S. Territory (it being understood that the Parties shall enter into an amendment of this agreement to define the terms of this profit share consistent with the terms of this Agreement).

(v) Royalty to KaloBios for the Ex-US Countries. Following the exercise of the Option pursuant to this Section 4.9(c), Sanofi shall pay to KaloBios a royalty on Net Sales of Licensed Products in the Ex-US Countries in the KaloBios Field equal to Eighteen Percent (18%) of such Net Sales in accordance with the terms of Article 8 (other than Section 8.3(a) and in lieu of the amounts described in Section 8.6 with respect to the Ex-US Countries).

(vi) Regulatory Filings. Following the exercise of the Option pursuant to this Section 4.9(c), Section 5.2(b) shall be amended by deleting references to KaloBios being responsible for Regulatory Filings with Sanofi being responsible for Regulatory Filings. Sanofi will be the lead responsible party for all regulatory matters in the U.S. Territory for Licensed Products in the KaloBios Field and KaloBios shall transfer to Sanofi possession of all material Regulatory Filings for Licensed Products in the KaloBios Field for the U.S. Territory.

4.10 KaloBios Sale of Development and Commercial Rights.

(a) [***].

(b) In connection with such transfer of rights, Sanofi shall pay to KaloBios the following amounts: [***].

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(c) [***], Sanofi shall pay to KaloBios a royalty on Net Sales of the Licensed Product throughout the world in the KaloBios Field equal to [***] of such Net Sales in accordance with the terms of Article 8 (other than Section 8.3(a)) [***]. For clarity, nothing in this Section 4.10 shall modify Sanofi’s obligations with respect to payments on Licensed Products in the Sanofi Field.

(d) Promptly following receipt of KaloBios’ notice pursuant to this Section 4.10, the Parties shall meet to negotiate in good faith and execute an amendment to this Agreement to address such matters including but not limited to [***].

(e) For greater certainty, in the event of KaloBios’ exercise of its rights pursuant to this Section 4.10, KaloBios shall transfer all such Confidential Information, Know-How, Regulatory Filings and other information and assistance as Sanofi may reasonably require in order to fulfill its diligence obligations in the KaloBios Field and so as to expedite the transition process.

(f) Following exercise by KaloBios of its rights pursuant to this Section 4.10, Sanofi shall keep KaloBios reasonably informed as to its efforts to Develop and Commercialize Licensed Products in the KaloBios Field, that is, Sanofi shall remit to KaloBios a report similar to that required in respect of the Sanofi Field pursuant to Section 6.2(e). All such reports shall be the Confidential Information and proprietary to Sanofi. In its notice pursuant to Section 4.10(a), KaloBios shall provide to Sanofi the contact details of the person(s) to whom such report shall be submitted.

4.11 Sanofi’s Right to Terminate KaloBios’ Rights Under Section 2.2 Upon Change of Control by KaloBios.

(a) In the event that KaloBios is acquired by an Excluded Company in a Change of Control transaction, Sanofi shall have the right to terminate the sub-license granted to KaloBios pursuant to Section 2.2 hereof regarding the Development and Commercialization rights of KaloBios for the Licensed Product in the KaloBios Field for all countries of the world upon notice delivered within ninety (90) days following the consummation of such Change of Control. In the event Sanofi exercises such termination right, KaloBios’ rights under this Agreement to participate in the Development and Commercialization of the Licensed Product for the KaloBios Field shall be terminated, and Sanofi shall assume all Development and Commercialization obligations under this Agreement for Licensed Products in the KaloBios Field (and the Parties shall execute a corresponding amendment to this Agreement).

(b) Upon exercise of its rights under this Section 4.11 prior to first Regulatory Approval of a Licensed Product in the KaloBios Field, Sanofi shall pay to KaloBios the following:

(i) an amount when added to the amounts paid by Sanofi upon exercise of the Option for the Development of the Licensed Product equals a total payment by Sanofi of Two Hundred Fifty Percent (250%) of the KaloBios Development Costs incurred by KaloBios in respect of Development of Licensed Product in the KaloBios Field from and after the Effective Date through the earlier of Sanofi’s exercise of its rights under this Section 4.11 or the date of completion of the KaloBios Phase 2b Trial; and

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(ii) the lesser of One Hundred Fifty Percent (150%) of that share of the KaloBios Development Costs incurred by KaloBios in respect of Development of Licensed Product in the KaloBios Field from the completion of the KaloBios Phase 2b Trial and Sanofi’s exercise of its rights under this Section 4.11, or, as applicable:

(1) in the event that Sanofi has not exercised its Option, One Hundred Percent (100%) of the KaloBios Development Costs incurred by KaloBios in respect of Development of Licensed Product in the KaloBios Field from the completion of the KaloBios Phase 2b Trial and Sanofi’s exercise of its rights under this Section 4.11 plus Twenty-Five Million Dollars,

(2) in the event that Sanofi has exercised its Option pursuant to Section 4.9(b), One Hundred Percent (100%) of the KaloBios Development Costs incurred by KaloBios in respect of Development of Licensed Product in the KaloBios Field from the completion of the KaloBios Phase 2b Trial and Sanofi’s exercise of its rights under this Section 4.11 plus Twelve and a half Million Dollars, or

(3) in the event that Sanofi has exercised its Option pursuant to Section 4.9(c), One Hundred Percent (100%) of the KaloBios Development Costs incurred by KaloBios in respect of Development of Licensed Product in the KaloBios Field from the completion of the KaloBios Phase 2b Trial and Sanofi’s exercise of its rights under this Section 4.11 plus Six Million and Two Hundred and Fifty Thousand Dollars;

provided however, that in each case of this subpart (ii) that such payments do not include payments already made by Sanofi pursuant to either Sections 4.9(b) or 4.9(c).

(c) Upon exercise of its rights under this Section 4.11 following first Regulatory Approval of a Licensed Product in the KaloBios Field, Sanofi shall pay to KaloBios the greater of (i) the amount set forth in Section 4.11(b) or (ii) the sum of (A) the net present value of projected profits to KaloBios for five (5) years for sale of a Licensed Product in the KaloBios Field calculated as if Sanofi had not exercised its rights under this Section 4.11 minus (B) the net present value of projected worldwide royalties of Eighteen Percent (18%) for five (5) years of Net Sales of a Licensed Product in the KaloBios Field by Sanofi.

(d) From and after the effective date of such termination, Sanofi shall pay to KaloBios a royalty on Net Sales of the Licensed Product throughout the world in the KaloBios Field equal to Eighteen Percent (18%) of such Net Sales in accordance with the terms of Article 8 (other than Section 8.3(a)) (in lieu of the amounts described in Sections 8.3(a) as would have been applicable to the KaloBios Field and 8.6). For clarity, nothing in this Section 4.11 shall modify Sanofi’s obligations with respect to payments on Licensed Products in the Sanofi Field.

(e) Promptly following receipt of Sanofi’s notice pursuant to this Section 4.11 the Parties shall meet to negotiate in good faith and execute an amendment to this Agreement to address such matters including but not limited to KaloBios’ continued involvement in Development and Commercialization of Licensed Products in the Sanofi Field pursuant to the then-current Sanofi Development Plan, the continuation in-part or discontinuation of the JSC and any of the project teams.

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(f) For greater certainty, in the event of Sanofi’s exercise of its rights pursuant to this Section 4.11, KaloBios shall transfer all such Confidential Information, Know-How, Regulatory Filings and other information and assist Sanofi may it reasonably require in order to fulfill its diligence obligations in the KaloBios Field and so as to expedite the transition process.

(g) Following exercise of its rights pursuant to this Section 4.11, Sanofi shall keep KaloBios reasonably informed as to its efforts to Develop and Commercialize Licensed Products in the KaloBios Field, that is, Sanofi shall remit to KaloBios a report similar to that required in respect of the Sanofi Field pursuant to Section 6.2(e). All such reports shall be the Confidential Information and proprietary to Sanofi. Promptly following receipt of notice from Sanofi pursuant to Section 4.11(a), KaloBios shall provide Sanofi with the contact details of the person(s) to whom such report shall be submitted.

4.12 KaloBios obligation regarding accounting; Sanofi’s right to audit.

(a) KaloBios, its Affiliates and agents shall, during the Term of this Agreement, keep and maintain true and accurate books, records and accounts of all costs associated with the Development of Licensed Products in the KaloBios Field. Sanofi shall have the right, on reasonable notice, to have representatives of a reputable accounting firm review KaloBios’ books, records and accounts in order to independently verify the costs to be paid to KaloBios in accordance with Sections 4.10, 4.11 or 4.12 or any other amounts KaloBios is responsible for under this Agreement. All such records shall be deemed the Confidential Information of KaloBios. In the event that the Parties have any dispute under this provision, each Party may avail itself of the terms of Article 14.

ARTICLE 5

REGULATORY MATTERS

5.1 General.

(a) It is understood and agreed that unless the Parties agree in writing to the contrary, separate INDs and separate DAAs will be filed by Sanofi for the Licensed Product in the Sanofi Field and by KaloBios for the Licensed Product in the KaloBios Field in their respective territories. The Parties agree and acknowledge that the rights and obligations of KaloBios under this Section 5.1 apply for so long as Sanofi has not exercised its Option under Sections 4.9(c), or KaloBios has not exercised its rights under Section 4.10, or Sanofi has not exercised its rights under Section 4.11.

(b) KaloBios shall retain ownership of its IND No. 100,097 and shall be the responsible party maintaining such IND and all filings associated therewith, and Sanofi shall have the right to reference such IND pursuant to Section 5.3 below.

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5.2 Preparation of Regulatory Filings.

(a) Licensed Products in the Sanofi Field.

(i) Sanofi shall be the responsible party, at its cost and expense, for filing, in its name, any and all Regulatory Filings for Licensed Products in the Sanofi Field in the Territory, and will hold any such Regulatory Filings in its name. Such Regulatory Filings and related Regulatory Approvals shall be owned solely by Sanofi and Sanofi shall be solely responsible for preparing any and all Regulatory Filings for the Licensed Products in the Sanofi Field in the Territory, subject to the terms of this Article 5. KaloBios shall assist Sanofi as it may reasonably request in connection with the preparation and filing of such Regulatory Filings, at Sanofi’s expense.

(ii) Sanofi shall keep KaloBios regularly informed, through the JSC, of material regulatory developments specific to Licensed Products in the Sanofi Field throughout the Territory. Sanofi shall provide to KaloBios all information as reasonably necessary in order for KaloBios to carry out its rights and obligations hereunder.

(iii) To the extent permitted by FDA and/or EMEA and reasonably requested by KaloBios, Sanofi shall allow a designated representative of KaloBios reasonably acceptable to Sanofi to participate, as a silent observer, in any significant meeting between Sanofi and the FDA and/or EMEA primarily related to any Licensed Product.

(b) Licensed Products in the KaloBios Field.

(i) KaloBios shall be the responsible party, at its cost and expense, for filing, in its name, any and all Regulatory Filings for Licensed Products in the KaloBios Field in the Territory, and will hold any such Regulatory Filings in its name. Such Regulatory Filings and related Regulatory Approvals shall be owned solely by KaloBios and KaloBios shall be solely responsible for preparing any and all Regulatory Filings for the Licensed Product in the KaloBios Field in the Territory, subject to the terms of this Article 5. Sanofi shall assist KaloBios as it may reasonably request in connection with the preparation and filing of such Regulatory Filings, at KaloBios’ expense.

(ii) KaloBios shall keep Sanofi regularly informed, through the JSC, of material regulatory developments specific to Licensed Products in the KaloBios Field throughout the Territory. KaloBios shall provide to Sanofi all information as reasonably necessary in order for Sanofi to carry out its rights and obligations hereunder.

(iii) To the extent permitted by FDA and/or EMEA and reasonably requested by Sanofi, KaloBios shall allow a designated representative of Sanofi reasonably acceptable to KaloBios to participate, as a silent observer, in any significant meeting between KaloBios and the FDA and/or EMEA primarily related to any Licensed Product.

5.3 Sharing of Data; Rights of Reference. Each Party shall promptly provide the other Party with copies of final reports and of all Confidential Information (including preclinical and clinical data) generated by or on behalf of a Party in conducting any Development activities in support of Regulatory Approval with respect to Licensed Products in the Sanofi Field and

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Licensed Products in the KaloBios Field. Each Party shall provide such Confidential Information to the other Party as soon as reasonably practical and through information sharing procedures to be established by the JSC; provided however that a Party shall have the right to withhold disclosure of information included within the chemistry, manufacturing and controls section of a Party’s Regulatory Filing and other sensitive and proprietary trade secrets of a Party as reasonably necessary to protect such rights (excluding in any case preclinical and clinical data). Each Party shall submit directly to Regulatory Authorities any information included within the chemistry, manufacturing and controls section of a Party’s Regulatory Filing and other sensitive and proprietary trade secrets of a Party as reasonably necessary to protect such rights required for the purpose of seeking, obtaining and maintaining Regulatory Approvals for the Licensed Products in the Field of the other Party. By doing such data transfer directly to Regulatory Authorities such Party agrees to answer any inquiries from the Regulatory Authorities related to such data within a reasonable timeframe and agrees to any inspection requested by such Regulatory Authorities related to such submitted data. Each Party hereby grants to the other Party, and agrees to confirm such grant in writing as may be required for submission to a Regulatory Authority, a right of reference to all Regulatory Filings filed by such Party for the Licensed Product solely for the purpose of seeking, obtaining and maintaining Regulatory Approvals for, and the Commercialization of, Licensed Products in the Territory, consistent with the roles of the Parties set forth in this Agreement. Upon expiration or termination of the Option, Sanofi may request, and KaloBios shall reasonably implement, limitations on the disclosure of Confidential Information generated by or on behalf of a Party in conducting any Development activities in support of Regulatory Approval with respect to Licensed Products in the Sanofi Field and Licensed Products in the KaloBios Field.

5.4 Adverse Events. Promptly following the Effective Date, the Parties shall enter into an agreement regarding pharmacovigilance and adverse event reporting setting forth the worldwide pharmacovigilance procedures for the Parties with respect to the Licensed Product, to include at least provisions governing the establishment and maintenance of a global safety database for Licensed Products, safety data sharing, adverse events reporting and prescription events monitoring (the “Safety Data Exchange Agreement”).

5.5 Recalls. In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with a Licensed Product in the Sanofi Field or a Licensed Product in the KaloBios Field, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for a recall, market withdrawal or other corrective action regarding a Licensed Product in the Sanofi Field or a Licensed Product in the KaloBios Field, such Party shall promptly advise the other Party by telephone or facsimile. Sanofi shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted. Sanofi shall be responsible for all costs and expenses associated with such recall, market withdrawal or corrective action and shall keep KaloBios regularly informed regarding any such actions.

5.6 Coordination of Manufacturing Changes. If either Party makes a change with respect to the manufacture of a Licensed Product by such Party or on its behalf in accordance with Article 7 hereof, and such change is reported to a Regulatory Authority, then such Party shall notify the other Party about such change in advance of the date that it reports such change to the applicable Regulatory Authority and shall promptly provide the other Party with a copy of the report filed with such Regulatory Authority with respect to such change.

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ARTICLE 6

COMMERCIALIZATION

6.1 Commercialization in the Territory.

(a) Licensed Products in the Sanofi Field. Sanofi will be solely responsible for all aspects of the Commercialization of Licensed Products, at its expense, in the Sanofi Field in the Territory and [***].

(b) Licensed Products in the KaloBios Field. KaloBios shall be solely responsible for Promotion of Licensed Products, at its expense, in the KaloBios Field in the Territory. Sanofi will be solely responsible for all other aspects of the Commercialization of Licensed Products, at its expense, in the KaloBios Field in the Territory, [***]. Sanofi shall be entitled to deduct the costs and expenses of such Commercialization activities from amounts paid to KaloBios in respect of the sale of Licensed Products in accordance with the terms of Section 8.6.

(c) Following Option/Rights Exercise.

(i) In the event that Sanofi exercises its option under Section 4.9(b) and subject to Sections 4.9(b)(iii) then [***].

(ii) In the event that Sanofi exercises its option under Section 4.9(c) and subject to Sections 4.9(c)(iii), [***].

(iii) In the event that KaloBios exercises its rights under Section 4.10 or Sanofi exercises its rights under Section 4.11, [***].

6.2 Sanofi Performance for Licensed Products in the Sanofi Field and KaloBios Field.

(a) Commercial Diligence. Sanofi shall devote Commercially Reasonable Efforts to Commercialize at least one Licensed Product in the Sanofi Field throughout the Territory following Regulatory Approval of the Licensed Product in the Sanofi Field in the Territory in accordance with this Agreement. Without limiting the foregoing, Sanofi shall use Commercially Reasonable Efforts to achieve First Commercial Sale of the Licensed Product in the Sanofi Field in a country for which it has received Regulatory Approval within [***] the receipt of such Regulatory Approval.

(b) In the event that Sanofi exercises the Option under Section 4.9(b) or (c), then Sanofi also shall use Commercially Reasonable Efforts to Commercialize [***] Licensed Product in the KaloBios Field throughout the applicable territory for which Sanofi exercised its Option following Regulatory Approval of the Licensed Product in the applicable territory in

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accordance with this Agreement. Without limiting the foregoing, Sanofi shall use Commercially Reasonable Efforts to achieve First Commercial Sale of the Licensed Product in the KaloBios Field in a country for which it has received Regulatory Approval within [***] the receipt of such Regulatory Approval. In addition, Sanofi and KaloBios shall each use Commercially Reasonable Efforts to Promote [***] Licensed Product in the KaloBios Field where they have joint Promotion rights in any such territory.

(c) In the event that either KaloBios exercises its rights under Section 4.10 [***].

(d) Sanofi Commercialization Plan. Sanofi shall Commercialize the Licensed Products in the Sanofi Field and the KaloBios Field (for which it has exercised its Option or obtained rights in accordance with either Section 4.10 or 4.11) in the Territory pursuant to a plan (the “Sanofi Commercialization Plan”) prepared by Sanofi and submitted to the JSC for information purposes only reasonably prior to the anticipated launch of the Licensed Product in the Sanofi Field. The Sanofi Commercialization Plan will include summary information consistent with Sanofi’s internal practices regarding its proposed Commercial activities and budgets and timelines therefor. On at least an annual basis and for so long as KaloBios retains rights to Commercialize the Licensed Product in the KaloBios Field, Sanofi shall update and amend, as appropriate, the then-current Sanofi Commercialization Plan. Such updated and amended Sanofi Commercialization Plan shall reflect any changes, re-prioritization of activities within, reallocation of resources with respect to, or additions to Commercialization of the Licensed Product in the Sanofi Field. The amended Sanofi Commercialization Plan shall be submitted to the JSC for its information.

(e) Reports. Sanofi shall update the JSC (if the JSC is discontinued, then to KaloBios) periodically regarding Sanofi’s Commercialization activities with respect to the Licensed Product in the Sanofi Field in the Territory. Sanofi shall present a written report each year summarizing Sanofi’s Commercialization activities with respect to the Licensed Product in the Sanofi Field in the Territory pursuant to this Agreement, covering subject matter at a level of detail sufficient to enable KaloBios to determine Sanofi’s compliance with its diligence obligations pursuant to this Section 6.2.

6.3 KaloBios Performance for Licensed Products in the KaloBios Field.

(a) Commercial Diligence. KaloBios shall devote Commercially Reasonable Efforts to Promote [***] Licensed Product in the KaloBios Field throughout the Territory following Regulatory Approval of the Product in the KaloBios Field in the Territory in accordance with this Agreement. Without limiting the foregoing, KaloBios shall use Commercially Reasonable Efforts to achieve First Commercial Sale of the Licensed Product in the KaloBios Field in a country for which Regulatory Approval has been granted within [***] the receipt of such Regulatory Approval.

(b) KaloBios Commercialization Plan. KaloBios shall Promote the Licensed Products in the KaloBios Field in the Territory pursuant to a plan (the “KaloBios Commercialization Plan”) prepared by KaloBios and submitted to the JSC reasonably prior to the anticipated launch of the Licensed Product in the KaloBios Field. The KaloBios

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Commercialization Plan will include summary information consistent with KaloBios’ internal practices regarding its proposed Promotional activities (including market studies, launch plans, detailing and promotion) and budgets and timelines therefor. On at least an annual basis, KaloBios shall update and amend, as appropriate, the then-current KaloBios Commercialization Plan. Such updated and amended KaloBios Commercialization Plan shall reflect any changes, re-prioritization of activities within, reallocation of resources with respect to, or additions to Promotion of the Licensed Product in the KaloBios Field. The amended KaloBios Commercialization Plan shall be submitted to the JSC for its review and, if Sanofi exercises its Option pursuant to Section 4.9(c), then KaloBios shall submit any amended Commercialization Plan to the JSC for its review and approval.

(c) Reports. KaloBios shall update the JSC (if the JSC is discontinued, to Sanofi) periodically regarding KaloBios’ Commercialization activities with respect to the Licensed Product in the KaloBios Field in the Territory. KaloBios shall present a written report each year summarizing KaloBios’ Commercialization activities with respect to the Licensed Product in the KaloBios Field in the Territory pursuant to this Agreement, covering subject matter at a level of detail reasonably requested by KaloBios and sufficient to enable KaloBios to determine KaloBios’ compliance with its diligence obligations pursuant to this Section 6.3.

(d) In the event that Sanofi exercises its Option, then the terms of this Section 6.3 shall continue to apply only to the U.S. Territory and not the Ex-US Countries. In the event that KaloBios exercises its right under Section 4.10 [***].

6.4 Sanofi Performance for Licensed Products in the Sanofi Field and in the KaloBios Field. Without limiting the generality of Sanofi’s obligations under Section 6.1 or elsewhere in this Agreement, Sanofi shall have the following obligations with respect to the Commercialization of the Licensed Products:

(a) Pricing. [***].

(b) Booking of Sales. [***] in accordance with applicable generally acceptable accounting standards of France or US GAAP, consistently applied and as applicable to the booking of such sales for a particular territory, including handling inventory, receivables, managing relationships with the trade, returns, reimbursements, and charge-backs, trade-customer complaints and inquiries with respect to such Licensed Products [***].

(c) Sales and Distribution. [***].

(d) Sales Adjustment Mechanism. [***].

6.5 Licensed Product Labeling and Promotional Materials.

(a) Sanofi shall be solely responsible for designing and supplying the product labeling and promotional materials for the Licensed Products in the Sanofi Field in the Territory. Sanofi shall provide samples of such labeling and materials to the JSC for review for so long as KaloBios retains rights to Promote Licensed Products in the KaloBios Field. Sanofi shall own all right, title and interest in and to any and all such promotional materials, including all applicable Marks.

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(b) For so long as KaloBios retains its right to Promote the Licensed Products exclusively in an applicable territory, KaloBios shall be responsible, in consultation with Sanofi, for designing and supplying the product labeling and promotional materials for the Licensed Products in the KaloBios Field in such applicable countries of the Territory. KaloBios shall provide samples of such labeling and materials to the JSC for review prior to finalizing such materials for use by the Parties’ sales representatives. KaloBios shall own all right, title and interest in and to any and all such promotional materials, including all applicable Marks, and shall assign all such right, title and interest in and to such materials in the event the KaloBios exercises its rights pursuant to Section 4.10 or Sanofi exercises its rights pursuant to Section 4.11.

(c) For so long as KaloBios retains its right to Promote the Licensed Products co-exclusively in an applicable territory, KaloBios and Sanofi shall be jointly responsible for designing and supplying the product labeling and promotional materials for the Licensed Products in the KaloBios Field in such applicable countries of the Territory, provided that in the case of any dispute Sanofi shall have final say. Sanofi shall own all right, title and interest in and to any and all such promotional materials, including all applicable Marks, and shall grant a royalty free license to KaloBios to use such materials to enable KaloBios to carry out its obligations hereunder. KaloBios and Sanofi shall provide samples of such labeling and materials to the JSC for review prior to finalizing such materials for use by the Parties’ respective sales representatives.

(d) The Parties shall describe in the applicable Commercialization Plan how and the manner in which the Parties shall be presented and described to the medical community in any promotional materials and the placement of the names and logos of the Parties therein, in each case as permitted by applicable Law and in accordance with the labeling for the Licensed Products in the Sanofi Field and in the KaloBios Field approved by the applicable Regulatory Authority. Notwithstanding the licenses granted herein, neither Party shall have the right to license to any Third Party any intellectual property rights covering any materials developed by a Party for the Commercialization of Licensed Products for a particular territory, unless the Parties otherwise agree.

ARTICLE 7

MANUFACTURING

7.1 Manufacture of Licensed Products for the Sanofi Field. Subject to the provision of certain interim supply of Licensed Product by KaloBios as described in Section 7.3, Sanofi shall be responsible for the manufacture of Licensed Products in the Sanofi Field for use in Development and Commercialization of Licensed Products. Sanofi shall be responsible for all costs and expenses in connection with the manufacturing and supply of the Licensed Products in the Sanofi Field after the Effective Date, including all Clinical Lot Manufacturing Costs, the cost of qualifying its facilities, and the cost of qualifying a Third Party supplier for manufacture of the Licensed Product in the Sanofi Field, if necessary.

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7.2 Manufacture of Bulk Substance for the KaloBios Field. Sanofi shall be responsible for the manufacture of Bulk Substance for the KaloBios Field and KaloBios shall be responsible for any further formulation and processing (e.g. filling and packaging) for use in Development and Commercialization; provided that in the event Sanofi exercises its Option under either Section 4.9(b) or 4.9(c), after a reasonable transition period to enable Sanofi to manufacture Licensed Product in the KaloBios Field, then Sanofi shall supply final finished form of the Licensed Product for use in Development and Commercialization following the exercise of such Option. Sanofi will supply Bulk Substance (or final finished form of Licensed Product as applicable) to KaloBios, its Affiliates and sublicensees, and such parties will purchase Bulk Substance (or final finished form of Licensed Product as applicable) from Sanofi for Development and Commercialization purposes, subject to the terms of a supply agreement to be negotiated in good faith by the Parties following the Effective Date (the “Supply Agreement”) upon the request of either Party. Such Supply Agreement will contain the following material terms and other terms as are customary for an agreement of this type: (a) Sanofi shall supply Bulk Substance (or finished form of Licensed Product as applicable) for Development purposes [***] if Sanofi is unable or unwilling to supply such Bulk Substance or Licensed Product in accordance with the amounts forecasted by KaloBios under a mechanism to be established in the Supply Agreement and in accordance with the terms of the Supply Agreement, KaloBios shall have the right to itself manufacture or have manufactured Bulk Substance or finished form of Licensed Product[***]. Upon the reasonable request of KaloBios, the Parties shall amend the Supply Agreement to include terms governing the supply to KaloBios of Bulk Substance (or finished form of Licensed Product as applicable) by or on behalf of Sanofi for commercial sale to Third Parties. For the sake of clarity Sanofi shall have the right to contract part or all of the manufacturing of the License Products to Third Parties.

7.3 Interim Supply of Licensed Product to Sanofi. The Parties acknowledge that KaloBios may supply Sanofi (either by itself or through its Third Party manufacturer) with those certain quantities of the Licensed Product as and to the extent agreed by both Parties set forth in the Sanofi Development Plan. To the extent KaloBios supplies such Licensed Product, [***]. The purchase and supply of Licensed Product shall be subject to the terms and conditions of KaloBios’ Third Party supply agreements and will be governed by a purchase order containing standard terms and conditions to be executed by the Parties as needed following the Effective Date.

7.4 Technology Transfer. Not later than [***], KaloBios shall, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to, make available and transfer copies of Confidential Information and certain tangible materials to the extent Controlled by KaloBios and necessary to the manufacture of the Licensed Product (the “Manufacturing Know-How”). Sanofi will use such Manufacturing Know-How solely as permitted under the licenses granted herein to manufacture or have manufactured Licensed Product. Such transfer shall be conducted at Sanofi’s expense, in accordance with a written plan describing the activities, timelines and budget necessary to conduct such transfer and the estimated timeline therefor. [***].

7.5 Enablement. In the event that Sanofi cannot make or have made the Bulk Substance or Licensed Products, as applicable, in accordance with the terms of the Supply Agreement, the grant to KaloBios in Section 2.2 shall automatically include the right for KaloBios to make or have made such Bulk Substance or Licensed Product (as applicable).

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ARTICLE 8

FINANCIAL PROVISIONS

8.1 Upfront Fee. As partial consideration for the grant of the licenses and rights under this Agreement to the KaloBios Technology and the Development activities of KaloBios prior to the Effective Date, Sanofi shall pay to KaloBios a one-time, non-refundable and non-creditable upfront fee of Forty Million Dollars ($40,000,000) in the following installments: (i) Thirty Five Million Dollars ($35,000,000) payable, in accordance with Section 8.9, after the Effective Date; and (ii) Five Million Dollars ($5,000,000) payable,[***].

8.2 Milestone Payments. Sanofi shall make the following milestone payments to KaloBios after the achievement of the applicable milestone event for a Licensed Product in the Sanofi Field as set forth in this Section 8.2. Each milestone payment by Sanofi to KaloBios hereunder shall be payable only on the first occurrence of such milestone event for the first Licensed Product only, regardless of the number of Licensed Products Developed or Indications for which Licensed Products are used. [***]. For purposes of this Section 8.2, “Successful Completion” means, for any applicable clinical study, [***]. If in a calendar year, Sanofi achieves more than one sales milestone, then [***].

Milestone Event		Milestone Payment
Regulatory Milestones
1. Dosing of the first patient in the first Phase 2b Clinical Trial		$5,000,000
2. Successful completion of the first Phase 2b Clinical Trial		$20,000,000
3. [***]		[***]
4. [***]		[***]
5. [***]		[***]
6. [***]		[***]
7. [***]		[***]
[***]
1. [***]		[***]
2. [***]		[***]
3. [***]		[***]

8.3 Royalties.

(a) Royalty Rates. On each Licensed Product in the Sanofi Field for which there exists a Valid Claim, Sanofi will pay to KaloBios a running royalty at the following royalty rates, on Net Sales of such Licensed Products in the Sanofi Field in all countries of the Territory during the Royalty Term (as defined in Section 8.3(c), below). In addition, the foregoing royalty

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shall be payable for Net Sales of Licensed Products in the KaloBios Field in the event of any termination by Sanofi of the rights and licenses granted under Section 2.2 of this Agreement to KaloBios for the Licensed Product in the KaloBios Field.

[***]	Royalty Rate
[***]	12%
[***]	[***]
[***]	[***]
[***]	[***]
[***]	17%

(b) Deduction For No Valid Claims. The royalty rates set forth in Sections 8.3(a), 4.9(b)(iv) and 4.9(c)(v), respectively, for the sale of a Licensed Product in a particular country during the Royalty Term shall be reduced for such country by [***] in the event that the Licensed Product is not covered or claimed in any Valid Claim of any KaloBios Patent or Patent covering any Joint Invention in such country or Regulatory Exclusivity. Notwithstanding the foregoing, if a claim of a KaloBios Patent application has been pending in a particular country for [***] from the time of national filing [***], or Regulatory Exclusivity applicable to such Licensed Product has been granted in such country, then Sanofi shall pay royalties in respect of such KaloBios Patent application in such country as if it were a Valid Claim (and pay the royalties due under Section 8.3(a)) for [***] from the time of national filing of such patent. In addition, if after such [***] period, a Patent issues in such country then from and after such date the terms of Section 8.3(a) shall apply (with royalties payable from the expiration of the [***] period).

(c) Royalty Term. The royalty payment obligation under Sections 8.3(a), 4.9(b)(iv), 4.9(c)(v) and 4.10(c), respectively, shall apply, on a country-by-country and Licensed Product-by-Licensed Product basis, during the period of time beginning upon the First Commercial Sale of such Licensed Product in such country, and ending upon the later of (i) ten (10) years from First Commercial Sale of such Licensed Product in such country and (ii) the expiration of the last-to-expire Valid Claim of any KaloBios Patent or Patent covering any Joint Invention in such country (such period, the “Royalty Term”).

(d) In the event that a Governmental Authority grants a period of Regulatory Exclusivity covering a Licensed Product, then to the extent that such Licensed Product is not otherwise covered by one or more Valid Claims, it shall, for the purpose of calculating royalties hereunder, be considered as if it were covered by one or more Valid Claims in the jurisdiction where such Regulatory Exclusivity applies.

8.4 Existing Third Party Licenses. KaloBios will be responsible for all amounts owed to Third Parties after the Effective Date pursuant to Third Party Licenses entered into prior to the Effective Date; [***].

8.5 Future Third Party Licenses. [***].

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8.6 Payments for Licensed Products in the KaloBios Field. For any territory where Sanofi has not exercised its Option under Section 4.9 and KaloBios retains the right to Promote the Licensed Product in the KaloBios Field, Sanofi shall pay to KaloBios [***] received by or on behalf of Sanofi for sales of Licensed Products within the KaloBios Field less Sanofi’s direct costs incurred in the [***] of the Licensed Products in the KaloBios Field (to include a reasonable allocation of general and administrative costs allocable to such [***] and the costs of such other Commercialization activities that Sanofi agrees to perform under this Agreement. Such payments to KaloBios will commence on First Commercial Sale of Licensed Products and will continue for so long as Licensed Products are sold in any country in the KaloBios Field.

8.7 Royalty Payments and Reports. Within forty-five (45) days after the end of each calendar quarter, Sanofi shall deliver to KaloBios a report containing the following information for such calendar quarter:

(a) the number of units of Licensed Products sold by Sanofi, its Affiliates and/or its sublicensees;

(b) the gross sales associated with each Licensed Product sold by Sanofi, its Affiliates and/or its sublicensees;

(c) a calculation of Net Sales of each Licensed Products that are sold by Sanofi, its Affiliates and (if applicable) its sublicensees; and

(d) a calculation of payments due to KaloBios with respect to the foregoing.

Concurrent with these reports, Sanofi shall remit to KaloBios any royalty payment due for the applicable calendar quarter. If no royalties are due to KaloBios for such reporting period, the report shall state this.

8.8 Foreign Exchange. The rate of exchange to be used in computing the amount of currency equivalent in Dollars of Net Sales invoiced in other currencies shall be made at the average of the daily closing exchange rates reported in The Wall Street Journal (U.S., Western Edition) over the applicable reporting period for the payment due.

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8.9 Invoicing; Payment Method; Late Payments. All invoices for any payments to be made hereunder shall be directed as follows:

Original to: Sanofi Pasteur S.A. 2, avenue Pont Pasteur 69007 Lyon, France Attention: Accounts Payable	with pdf copies via email to: [***]

Original to: KaloBios Pharmaceuticals, Inc. 260 East Grand Avenue South San Francisco, CA 94080 U.S.A. Attention: Accounts Payable	with pdf copies via email to: [***]

Invoices shall be payable by either Party within thirty (30) days end of the month following the date of receipt of the invoice (such date, the “Payment Date”). For example, if a Party delivers an invoice to the other Party on January 15th, then the other Party would be required to pay such invoice not later than thirty (30) days from January 31st.

All payments due to a Party hereunder shall be paid in Dollars and made by wire transfer of immediately available funds into an account designated by such Party not later than the Payment Date for such invoice, except for any payments disputed in good faith by a Party pursuant to the terms of Article 14.

Any payments or portions thereof due hereunder that are not received by a Party on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of: (a) [***] percentage points above the Prime Rate as published by Citibank, N.A., New York, New York, or any successor thereto, at 12:01 a.m. on the first day of each calendar quarter in which such payments are overdue; or (b) the maximum rate permitted by Law, in each case calculated on the number of days such payment is delinquent, compounded monthly.

To the extent a Party disputes any amount hereunder, it shall immediately notify the other Party and such Party shall provide a revised invoice in respect of only the undisputed portion if necessary in order for the disputing Party to process payment. No late payment shall apply for any period of time taken by a Party to generate such revised invoice for an undisputed payment or until any other relevant documentation required in order to validate the disputing Party’s obligation to make payment (e.g. reports) is received from the other Party.

8.10 Records; Audits. Sanofi will maintain complete and accurate records in sufficient detail to permit KaloBios to confirm the correct amount of all payments owed under this Agreement including all royalty and milestone payments. Upon reasonable prior notice, such records shall be available during regular business hours for a period of three (3) years from the end of the calendar year to which they pertain for examination at the expense of KaloBios, and not more often than once each calendar year, by an independent certified public accountant selected by KaloBios and reasonably acceptable to Sanofi, for the sole purpose of verifying the correct amount of the milestone and royalty payments owed by Sanofi pursuant to this Agreement. Any such auditor shall not disclose Sanofi’s Confidential Information to KaloBios or

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any Third Party, except to the extent such disclosure is necessary to accomplish such purpose. Any amounts shown to be owed but unpaid shall be paid by Sanofi in accordance with Section 8.9 following receipt of the accountant’s report, plus amounts due under Section 8.9. KaloBios shall be responsible for the full cost of such audit unless such audit discloses an underpayment by Sanofi of more than [***] of the amount due, in which case Sanofi shall be responsible for the full cost of such audit.

8.11 Taxes.

(a) Taxes on Income. Each Party shall be solely responsible for the payment of all taxes it is liable for.

(b) Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Sanofi to KaloBios under this Agreement. To the extent Sanofi is required to deduct and withhold taxes on any payment to KaloBios, Sanofi shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner, deduct this amount from the payment due to KaloBios and promptly transmit to KaloBios evidence of such withholding sufficient to enable KaloBios to claim any amount allowed by its own tax authorities. In order to benefit from the provisions of the double tax treaty between France and the United States, KaloBios will complete and sign the Certificate of Residence and Application for a Reduction of Withholding Tax on Royalties forms (the “Tax Forms”) and send them to Sanofi via email to [***] and to [***] the attention of the Tax Department immediately upon the Effective Date and every January thereafter during the Term. In the event KaloBios fails to promptly return such forms duly completed and signed, Sanofi will notify KaloBios in via email to [***] and in writing via overnight mail to the address listed in Section 15.3, that it must send such forms to Sanofi. If, after thirty (30) days of such written notice to KaloBios, Sanofi has not received such documents, Sanofi will declare and pay withholding tax at the common rate of the applicable corporate income tax, and such tax will then be deducted from the corresponding payment by Sanofi to KaloBios, proof of payment will be sent to KaloBios as evidence of such payment. Should Sanofi delay any payments under this Agreement due to the absence of receipt of such documents from KaloBios, the provisions of Section 8.9 regarding late payments shall not apply to such payments.

8.12 Non-Monetary Consideration. In the event Sanofi receives any non-monetary consideration in connection with the sale of a Licensed Product, Sanofi’s payment obligations under this Article 8 shall be based on the fair market value of such other consideration. In such case, Sanofi shall disclose the terms of such arrangement to KaloBios and the Parties shall endeavor in good faith to agree on such fair market value.

8.13 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to KaloBios in Dollars based on the Dollar reported sales for the quarter in accordance with applicable Laws and accounting standards, unless otherwise mutually agreed.

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ARTICLE 9

INTELLECTUAL PROPERTY

9.1 Ownership of Inventions. Each Party shall own all right, title and interest in and to any inventions invented solely by its own employees, agents, or independent contractors in the course of conducting its activities under this Agreement, together with all intellectual property rights therein (“Sole Inventions”). Each Party shall own an undivided one-half interest in and to any inventions that are invented jointly by employees, agents, or independent contractors of both Parties in the course of performing activities under this Agreement, together with all intellectual property rights therein (“Joint Inventions”). Inventorship shall be determined, where necessary, in accordance with U.S. patent Laws. All Patents claiming jointly owned Joint Inventions shall be referred to herein as “Joint Patents.”

9.2 Disclosure of Inventions. Each Party shall promptly disclose to the other any invention disclosure memoranda, or other similar documents, submitted to it by its employees, agents or independent contractors describing inventions that are either Sole Inventions or Joint Inventions, and all Confidential Information relating to such inventions to the extent necessary for the preparation, filing and maintenance of any Patent with respect to such invention.

9.3 Assignment of KaloBios Platform Inventions. Notwithstanding anything to the contrary in Section 9.1, in the event that Sanofi, its sublicensee or someone acting on its/their behalf invents an improvement to the KaloBios Platform (whether solely or jointly with KaloBios) with access to or use of any of KaloBios’ Confidential Information, then Sanofi shall assign to KaloBios, for no additional consideration, all right, title and interest in and to any such invention; provided that, Sanofi shall have no obligation to assign any such invention if such assignment would violate applicable Law or any agreement with a Third Party; and further provided however, that KaloBios hereby grants Sanofi a worldwide, perpetual, irrevocable, fully paid non-exclusive license (without the right to grant sublicenses except to its Affiliates) to use any such invention for any purpose. From and after the Effective Date, Sanofi shall use Commercially Reasonable Efforts to ensure that each Third Party agreement entered into by Sanofi or its Affiliates with respect to the Licensed Products contains terms such that KaloBios will receive the assignment described in this Section 9.3 and in no event will Sanofi knowingly enter into a Third Party agreement that does not give KaloBios rights equivalent to Sanofi with respect to any improvement to the KaloBios Platform. In the event that Sanofi, its sublicensee or someone acting on its behalf invents an improvement to any KaloBios Platform (whether solely or jointly with KaloBios) without use of or access to any of KaloBios’ Confidential Information (an “Independent KaloBios Platform Invention”), then the Parties shall negotiate in good faith a license on commercially reasonable terms to any such invention (with the right to grant sublicenses through multiple tiers) for any and all uses to the extent allowed by applicable law; provided however that Sanofi covenants during the pendency of such negotiation not to sue KaloBios, its Affiliates or any Third Party sublicensee under any Independent KaloBios Platform Invention.

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9.4 Prosecution of Patents.

(a) KaloBios Patents.

(i) Subject to Section 9.4(a)(ii) below, KaloBios shall have the sole right to prepare, file, prosecute and maintain KaloBios Patents that are not Joint Patents (the “KaloBios Prosecuted Patents”), at its own expense. KaloBios shall provide Sanofi with a copy of material communications from any patent authority regarding KaloBios Prosecuted Patents, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses for Sanofi’s review and comment. KaloBios shall reasonably consider such comments by Sanofi in connection with the prosecution of KaloBios Prosecuted Patents, and shall implement as appropriate such reasonable comments by Sanofi with respect to KaloBios Prosecuted Patents that cover solely the Licensed Products licensed to Sanofi hereunder.

(ii) If KaloBios decides to cease the prosecution or maintenance of any KaloBios Prosecuted Patents that are necessary to use, manufacture, sell, offer to sell or export Licensed Products in the Sanofi Field, it shall notify Sanofi in writing sufficiently in advance so that Sanofi may, at its discretion, assume the responsibility for the prosecution or maintenance of such KaloBios Prosecuted Patents, at Sanofi’s sole expense. Such Patents shall be included in the Sanofi Prosecuted Patents and the terms of Section 9.4(b) shall apply to such Patents.

(iii) The Parties’ rights under this Section 9.4(a) with respect to the KaloBios Patents licensed to KaloBios by a Third Party shall be subject to the rights of such Third Party to file, prosecute, and/or maintain such KaloBios Patent as required by any Third Party License.

(b) Sanofi Patents.

(i) Subject to Section 9.4(b)(ii) below, Sanofi shall have the sole right to prepare, file, prosecute and maintain Sanofi Patents that are not Joint Patents (the “Sanofi Prosecuted Patents”), at its own expense. Sanofi shall provide KaloBios with a copy of material communications from any patent authority regarding Sanofi Prosecuted Patents, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses for KaloBios’ review and comment. Sanofi shall reasonably consider such comments by KaloBios in connection with the prosecution of Sanofi Prosecuted Patents, and shall implement as appropriate such reasonable comments by KaloBios with respect to Sanofi Prosecuted Patents that cover solely the Licensed Products hereunder.

(ii) If Sanofi decides to cease the prosecution or maintenance of any Sanofi Prosecuted Patents, it shall notify KaloBios in writing sufficiently in advance so that KaloBios may, at its discretion, assume the responsibility for the prosecution or maintenance of such Sanofi Prosecuted Patents, at KaloBios’ sole expense. Such Patents shall be included in the KaloBios Prosecuted Patents and the terms of Section 9.4(a) shall apply to such Patents.

(iii) The Parties’ rights under this Section 9.4(b) with respect to any Sanofi Patent licensed from a Third Party shall be subject to the rights of such Third Party to file, prosecute, and/or maintain such Sanofi Patent as required by any license agreement with such Third Party.

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(c) Joint Patents. The Parties agree to appoint independent external counsel to prosecute Joint Patents. The costs of such counsel shall be borne equally by the Parties.

(d) Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this Section 9.4, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

9.5 Infringement of Patents by Third Parties.

(a) Notification. Each Party shall promptly notify the other Party in writing of any existing or threatened infringement of the KaloBios Patents and/or Sanofi Patents through the Development or Commercialization of a Licensed Product in the Territory by a Third Party, of which such Party becomes aware, including any “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions (collectively, “Product Infringement”).

(b) Product Infringement

(i) For any Product Infringement in the Sanofi Field, each Party shall share with the other Party all Confidential Information available to it regarding such alleged infringement. Sanofi shall have the first right, but not the obligation, to bring at its own cost and expense an appropriate suit or other action against any person or entity engaged in such Product Infringement in the Sanofi Field, subject to Section 9.5(b)(iii) through 9.5(b)(iv) below. If Sanofi fails to institute and prosecute an action or proceeding to abate the Product Infringement in the Sanofi Field within a period of ninety (90) days after the first notice under 9.5(a) to elect to enforce such Sanofi Patent and/or KaloBios Patent or otherwise having knowledge of the Product Infringement in the Sanofi Field, then KaloBios shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Sanofi Patent and/or KaloBios Patent against such Third Party perpetrating such Product Infringement in the Sanofi Field in the Territory at its own cost and expense. In this case, Sanofi shall take appropriate actions in order to enable KaloBios to commence a suit or take the actions set forth in the preceding sentence.

(ii) For any Product Infringement in the KaloBios Field, each Party shall share with the other Party all Confidential Information available to it regarding such alleged infringement. KaloBios shall have the first right, but not the obligation, to bring at its own cost and expense an appropriate suit or other action against any person or entity engaged in such Product Infringement in the KaloBios Field, subject to Section 9.5(b)(iii) through 9.5(b)(iv) below. If KaloBios fails to institute and prosecute an action or proceeding to abate the Product Infringement in the KaloBios Field within a period of ninety (90) days after the first notice under 9.5(a) to elect to enforce such Sanofi Patent and/or KaloBios Patent or otherwise having knowledge of the Product Infringement in the KaloBios Field, then Sanofi shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Sanofi Patent

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and/or KaloBios Patent against such Third Party perpetrating such Product Infringement in the KaloBios Field in the Territory at its own cost and expense. In this case, KaloBios shall take appropriate actions in order to enable Sanofi to commence a suit or take the actions set forth in the preceding sentence.

(iii) Each Party shall provide to the Party enforcing any such rights under this Section 9.5(b) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other Party’s comments on any such efforts.

(iv) The Party not bringing an action with respect to Product Infringement under this Section 9.5(b) shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action.

(v) Sanofi’s rights under this Section 9.5(b) with respect to any KaloBios Patent licensed to KaloBios by a Third Party shall be subject to the rights of such Third Party to enforce such KaloBios Patent and/or defend against any claims that such KaloBios Patent is invalid or unenforceable.

(vi) KaloBios’ rights under this Section 9.5(b) with respect to any Sanofi Patent licensed to Sanofi by a Third Party shall be subject to the rights of such Third Party to enforce such Sanofi Patent and/or defend against any claims that such Sanofi Patent is invalid or unenforceable.

(c) Settlement.

(i) Sanofi shall not settle any claim, suit or action that it brought under this Section 9.5 involving KaloBios Patents in any manner that would negatively impact such KaloBios Patents or that would limit or restrict the ability of KaloBios to develop, make, import, use, offer for sale, sell or otherwise commercialize any product Controlled by KaloBios as of the Effective Date or during the Term without the prior written consent of KaloBios, which consent shall not be unreasonably withheld or delayed. Nothing in this Article 9 shall require KaloBios to consent to any settlement that is reasonably anticipated by KaloBios to have a substantially adverse impact upon any KaloBios Patent.

(ii) KaloBios shall not settle any claim, suit or action that it brought under this Section 9.5 involving Sanofi Patents in any manner that would negatively impact such Sanofi Patents or that would limit or restrict the ability of Sanofi to develop, make, import, use, offer for sale, sell or otherwise commercialize any product Controlled by Sanofi as of the Effective Date or during the Term without the prior written consent of Sanofi, which consent shall not be unreasonably withheld or delayed. Nothing in this Article 9 shall require Sanofi to consent to any settlement that is reasonably anticipated by Sanofi to have a substantially adverse impact upon any Sanofi Patent.

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(iii) Allocation of Proceeds. If either Party recovers monetary damages from any Third Party in a suit or action brought for a Product Infringement, such recovery shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), and any remaining amounts shall be retained by the Party bringing suit, provided that, in the event Sanofi is the Party bringing suit, such remaining amounts shall be included in the Net Sales and shall be subject to the royalty obligation set forth in Section 8.3 [***].

9.6 Infringement of Third Party Rights. Subject to Article 11, if any Product becomes the subject of a Third Party’s claim or assertion of Patent infringement, the Party first having notice of the claim or assertion shall promptly notify the other Party, the Parties shall agree on and enter into an “common interest agreement” wherein such Parties agree to their shared, mutual interest in the outcome of such potential dispute, and thereafter, the Parties shall promptly meet to consider the claim or assertion and the appropriate course of action.

9.7 Patent Term Extensions. Each Party shall inform the other Party of any supplementary protection certificate or patent term extensions or periods of data exclusivity, as the case may be, and more generally the Parties shall diligently cooperate with respect to any procedures for patent and period of data exclusivity extensions, such as but not limited to supplementary protection certificates, patent term extensions and corresponding GATT regulations. The Parties shall mutually agree on all such filings, not to be unreasonably withheld or delayed.

9.8 Scope of this Agreement.

(a) Except to the extent either Party is restricted by the licenses granted to the other Party herein (i.e. Sections 2.1 and 2.2 and the limitations on those grants pursuant to Section 2.7), each Party shall be entitled to practice, exploit and grant licenses with respect to the Joint Inventions without the duty of accounting or obtaining consent from the other Party.

(b) Except as expressly provided in this Agreement, under no circumstances will a Party hereto, as a result of this Agreement, obtain any ownership interest in, or any other right or license (directly or by implication) to, any Confidential Information, Patents, Know-How or Materials of the other Party existing as of the Effective Date. Furthermore, except as expressly provided herein, the Parties hereto each acknowledge and agree that any Confidential Information, Patents, Know-How or Materials discovered, developed, or acquired by or on behalf of either Party independent of such Party’s performance of its obligations under this Agreement (e.g. under the Sanofi Development Plan or KaloBios Development Plan) will be the exclusive property of such Party.

9.9 Trademarks.

(a) Sanofi shall be primarily responsible for the selection, registration, maintenance and defense of all Marks for use in connection with the sale or marketing of a Licensed Product in the Sanofi Field in the Territory. Sanofi shall own such Marks and shall grant KaloBios a license with respect thereto to conduct its obligations pursuant to the KaloBios Commercialization Plan. Sanofi shall be responsible for all costs for such Marks. All uses of such Marks shall be reviewed by the JSC and shall comply with all applicable Laws and regulations (including those Laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries).

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(b) KaloBios shall be primarily responsible for the selection, registration, maintenance and defense of all Marks for use in connection with the sale or marketing of a Licensed Product in the KaloBios Field in the Territory. KaloBios shall be responsible for all costs for such Marks. All uses of such Marks shall be reviewed by the JSC and shall comply with all applicable Laws and regulations (including those Laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries).

(c) Neither Party shall, without the other Party’s prior written consent, use any Mark or Marks that include, in whole or part, any corporate name or logo of the other Party, or marks confusingly similar thereto, in connection with such Party’s marketing or promotion of Products under this Agreement except as provided in Section 6.5 or to the extent required to comply with applicable Laws and regulations.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows:

(a) Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b) Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (iii) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c) No Conflict; Covenant. It is not a party to any agreement that would materially prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under the Agreement.

(d) No Debarment. In the course of the development of Licensed Products, each Party shall not use, during the Term, any employee or consultant who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority.

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10.2 Additional Representations and Warranties of KaloBios. KaloBios represents and warrants to Sanofi that, as of the Effective Date:

(a) it has the right under the KaloBios Technology to grant the licenses to Sanofi as purported to be granted pursuant to this Agreement;

(b) KaloBios has not received as of the Effective Date any written notice form any Third Party asserting or alleging that any research or Development of any Licensed Product by KaloBios prior to the Effective Date infringed or misappropriated the intellectual property rights of such Third Party; and

(c) there are no actual, pending, alleged or threatened adverse actions, suits, claims, interferences or formal governmental investigations involving any Licensed Product and/or the KaloBios Technology relating to the Licensed Product by or against KaloBios or any of its Affiliates in or before any court, governmental or regulatory authority.

10.3 Disclaimer. Sanofi understands that the Licensed Products are the subject of ongoing clinical research and development and that KaloBios cannot assure the safety or usefulness of Licensed Products. In addition, KaloBios makes no warranties except as set forth in this Article 10 concerning the KaloBios Technology.

10.4 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 10, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 11

INDEMNIFICATION

11.1 Indemnification by KaloBios. KaloBios hereby agrees to defend, hold harmless and indemnify Sanofi and its Affiliates, agents, directors, officers and employees (the “Sanofi Indemnitees”) from and against any and all liabilities, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively “Losses”) in each case resulting from Third Party suits, claims, actions and demands (each, a “Third Party Claim”) arising directly or indirectly out of (a) a material breach of any of KaloBios’ obligations under this Agreement, including KaloBios’ representations and warranties or covenants set forth in Article 10, (b) the research, Development, manufacture, use, handling, storage, supply, sale, disposition or Promotion of Licensed Products in the KaloBios Field conducted by KaloBios or its Affiliates, or sublicensees, or by Sanofi in accordance with the KaloBios Development Plan or the instruction of KaloBios; or (c) the negligence or willful misconduct of any KaloBios Indemnitee. KaloBios’ obligation to indemnify the Sanofi Indemnitees pursuant to this Section 11.1 shall not apply to the extent that any such Losses arise from: (A) the negligence or willful misconduct of any Sanofi Indemnitee; (B) the research, Development or Commercialization of Licensed Products by Sanofi or its Affiliates, or sublicensees; or (C) Sanofi’s material breach of this Agreement.

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11.2 Indemnification by Sanofi. Sanofi hereby agrees to indemnify KaloBios and its Affiliates, agents, directors, officers and employees (the “KaloBios Indemnitees”) from and against any and all Losses resulting from Third Party Claims arising directly or indirectly out of (a) a material breach of any obligations of Sanofi under this Agreement, including Sanofi’s representations and warranties or covenants set forth in Article 10; (b) the research, Development, manufacture, use, handling, storage, supply, sale, disposition or Commercialization of Licensed Products in the Sanofi Field conducted by Sanofi or its Affiliates, or sublicensees, or by KaloBios in accordance with the Sanofi Development Plan or the instruction of Sanofi; or (c) the negligence or willful misconduct of Sanofi Indemnitees. Sanofi’s obligation to Indemnify the KaloBios Indemnitees pursuant to the foregoing sentence shall not apply to the extent that any such Losses arise from: (A) the negligence or willful misconduct of any KaloBios Indemnitee; or (B) KaloBios’ material breach of this Agreement.

11.3 Procedure. The indemnified Party shall provide the indemnifying Party with prompt notice of the claim giving rise to the indemnification obligation pursuant to this Article 11 and the exclusive ability to defend (with the reasonable cooperation of the indemnified Party) or settle any such claim; provided, however, that the indemnifying Party shall not enter into any settlement for damages other than monetary damages without the indemnified Party’s written consent, such consent not to be unreasonably withheld. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party. If the Parties cannot agree as to the application of Sections 11.1 and 11.2 to any particular Third Party Claim, the Parties may conduct separate defenses of such Third Party Claim. Each Party reserves the right to claim indemnity from the other in accordance with Sections 11.1 and 11.2 above upon resolution of the underlying claim, notwithstanding the provisions of this Section 11.3 requiring the indemnified Party to tender to the indemnifying Party the exclusive ability to defend such claim or suit.

11.4 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES OR LOSS OF PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 11.1 OR 11.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 12 OR EXCLUSIVITY OBLIGATIONS IN SECTION 2.7.

11.5 Insurance. Each Party shall procure and maintain policies of insurance or self-insurance, for general liability, product liability and clinical trials liability with minimum limits of $10,000,000 per occurrence and in aggregate, with carriers reasonably acceptable to the other Party. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 11. Each Party shall provide the other Party with written evidence of such insurance or self-insurance upon request, and shall include the other Party as an additional insured on such insurance policies as their interests may appear. Each Party shall provide the other Party with written notice at least thirty (30) days prior to the cancellation or non-renewal of such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

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ARTICLE 12

CONFIDENTIALITY

12.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, for the Term and for a period of five (5) years thereafter (except with regard to any Confidential Information which is a trade secret of either Party, in which case, the receiving Party’s obligation to hold such information in confidence shall be of indefinite duration), it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party pursuant to this Agreement except for that portion of such information or materials that the receiving Party can demonstrate by competent written proof:

(a) was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) is subsequently disclosed to the receiving Party or its Affiliate by a Third Party who has a legal right to make such disclosure; or

(e) is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of the disclosing Party’s Confidential Information, as evidenced by a contemporaneous writing.

12.2 Authorized Disclosure. Notwithstanding the obligations set forth in Section 12.1, a Party may disclose the other Party’s Confidential Information and the terms of this Agreement to the extent:

(a) such disclosure: (i) is reasonably necessary for the filing or prosecuting Patent rights as contemplated by this Agreement; or (ii) is reasonably necessary for the prosecuting or defending litigation as contemplated by this Agreement; or

(b) such disclosure is reasonably necessary: (i) to such Party’s directors, attorneys, independent accountants or financial advisors for the sole purpose of enabling such directors, attorneys, independent accountants or financial advisors to provide advice to the receiving Party, provided that in each such case on the condition that such directors, attorneys,

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independent accountants and financial advisors are bound by confidentiality and non-use obligations consistent with those contained in this Agreement; or (ii) to actual or potential investors and/or acquirers solely for the purpose of evaluating an actual or potential investment or acquisition; provided that in each such case on the condition that such actual or potential investors and/or acquirers are bound by confidentiality and non-use obligations consistent with those contained in the Agreement and having a minimum duration of at least five (5) years; or

(c) such disclosure is required by Law or judicial or administrative process, provided that in such event such Party shall promptly inform the other Party such required disclosure and provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed as required by Law or judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Article 12, and the Party disclosing Confidential Information pursuant to Law or court order shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order to ensure the continued confidential treatment of such Confidential Information.

12.3 Publicity; Terms of Agreement.

(a) The Parties agree that the terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 12.2 and this Section 12.3. If either Party desires to make a public announcement or news release concerning this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein). The Parties agree that the public announcement of the execution of this Agreement will be made by a joint press release immediately following such execution. In the case of a public disclosure required by Law, the disclosing Party shall provide the other Party with a reasonable time to review and comment on such proposed disclosure, and in any event the reviewing Party shall not unreasonably withheld its approval of such proposed disclosure. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 12.3.

(b) The Parties acknowledge that either or both Parties may be obligated to file a copy of this Agreement with the SEC or other Government Authorities, including but not limited to tax authorities. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of at least the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed.

12.4 Publication. Each Party shall deliver to the other Party for review and comment a copy of any proposed publication or presentation that reports the results arising from the research or Development of a Licensed Product in the Territory. The other Party shall have the right to

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require modifications of the publication or presentation: (a) to protect such other Party’s Confidential Information; (b) for trade secret reasons or business reasons; and/or (c) to delay such submission for an additional ninety (90) days as may be reasonably necessary to seek patent protection for the information disclosed in such proposed submission.

ARTICLE 13

TERM AND TERMINATION

13.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 13, shall remain in effect until the date on which neither Party has, nor will have, any additional payment obligations to the other Party under this Agreement (the “Term”). Upon the expiration of the Royalty Term for a particular Licensed Product in a particular country, the license granted to Sanofi under the KaloBios Technology for such Licensed Product in such country shall become fully-paid and royalty-free for such Licensed Product.

13.2 Termination for Breach.

(a) Notice. If either Party believes that the other is in material breach of this Agreement, then the Party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other Party (the “Notified Party”). The Notified Party shall have sixty (60) days to cure such breach to the extent involving non-payment of amounts due hereunder, and ninety (90) days to cure such breach for all other material breaches; provided that if a material breach (other than for non-payment) cannot reasonably be cured within the stated period and the breaching Party promptly delivers a plan to cure such breach (reasonably acceptable to the Non-Breaching Party) and uses Commercially Reasonable Efforts to cure such breach in accordance with such plan, then ninety (90) day cure period will be extended for so long as the breaching Party is using Commercially Reasonable Efforts to cure such breach (up to a maximum cure period of one hundred eighty (180) days from the date of initial notice).

(b) Scope of Termination. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 13.2(a), then the Non-Breaching Party may terminate this Agreement upon written notice to the Notified Party as follows: (i) the Non-Breaching Party shall have the right to terminate this Agreement (in all applicable territories) for the field to which the breach relates (either the Sanofi Field or KaloBios Field, as applicable); or (ii) may terminate this Agreement in its entirety in the event that the breach is material to this Agreement as a whole or to more than one field.

(c) Termination of Sublicense. For the sake of clarity, in the event KaloBios materially breaches its diligence obligation in Section 4.6(b), Sanofi shall have the right to terminate the rights and licenses granted under this Agreement to KaloBios for the Licensed Product in the KaloBios Field, that is, to terminate the sub-license granted to KaloBios pursuant to Section 2.2(a) hereof. For clarity, this Section 13.2(c) shall apply irrespective of whether Sanofi exercises its Option under Section 4.9.

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(d) No Limit on Remedies. Nothing in this Section 13.2 shall be construed to limit either Party’s rights or remedies it may have in law, equity or otherwise, including a right to initiate a proceeding under Section 14.3.

(e) Consequences in the Event of KaloBios Material Breach. In the event that KaloBios materially breaches this Agreement and such breach is not cured as provided for herein, then, in addition to any other rights and remedies that Sanofi may have in law, equity or otherwise, Sanofi may elect to either:

(i) terminate this Agreement and (1) the consequences set out in Section 13.4(a), (c) and (d) shall apply, (2) Sanofi shall have an obligation to negotiate in good faith a license on such commercial terms as the Parties may reasonably agree to under Sanofi Technology to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize Licensed Products; and (3) Sanofi shall sell its inventory of Licensed Products to KaloBios at cost plus [***]; or

(ii) be entitled to deduct or otherwise offset any damage awarded under a proceeding initiated under Section 14.3 (or to which KaloBios agrees) against future milestone and/or royalty and/or other payments of that might otherwise be payable under this Agreement. In the event that no future amounts are due and payable by Sanofi, then KaloBios shall be obligated to pay from immediately available funds the amount of damages awarded by the arbitrators under the terms of Section 14.3 in accordance with the terms of such damage award. Sanofi shall be in breach of its payment obligations pursuant to Article 8, if it withholds payment of any monies that are not subject to any dispute under such proceeding, provided Sanofi may withhold payment of any monies that are subject to any dispute under such proceeding until such time as any arbitral award regarding damages owed to Sanofi for KaloBios’ breach is final and binding upon the Parties.

(f) Consequences in the Event of Sanofi Material Breach. In the event that Sanofi materially breaches this Agreement and such breach is not cured as provided for herein, then in addition to any other rights and remedies that KaloBios may have in law, equity or otherwise, KaloBios may initiate proceedings under Section 14.3 and Sanofi shall elect to either (i) accept and pay any damages awarded to KaloBios under such proceeding by the arbitrator, through an increase of future milestone and/or royalty and/or other payments payable under this Agreement as may be specified in such award, or (ii) be terminated by KaloBios and the provisions of Section 13.4 will apply.

13.3 Termination at Will. Sanofi shall have the right to terminate this Agreement in its entirety for any reason or no reason at all by providing KaloBios with [***] prior written notice to KaloBios of such termination. KaloBios shall have the right to terminate its license under Section 2 and its Development and Promotion rights to the License Product in the KaloBios Field for any reason or no reason at all by providing Sanofi with [***] days prior written notice to Sanofi of such termination. In the event of any such termination that is effective prior to Sanofi having not exercised its Option under Section 4.9, or KaloBios having not exercised its rights under Section 4.10 [***], then Sanofi shall not have diligence obligations with respect to the KaloBios Field.

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13.4 Consequences of Termination By Sanofi. Upon any termination of this Agreement by Sanofi under Section 13.3, Section 13.5 and (as provided in Section 13.2(f) or Section 13.6(a)(i)), the following shall apply (in addition to any other rights and obligations otherwise under this Agreement with respect to such termination) with respect to the applicable terminated field(s):

(a) Regulatory Filings; Data. Sanofi shall transfer and assign to KaloBios all Regulatory Filings, Regulatory Approvals, and related preclinical, analytical, and clinical data and all Materials generated by or on behalf of Sanofi, its Affiliates (or its sublicensees) for the Licensed Products throughout the Territory (each of which shall thereafter be deemed the Confidential Information of KaloBios).

(b) Manufacturing Process. Sanofi shall transfer the manufacturing process for the Licensed Products to KaloBios or its designee (which will be designated as soon as reasonably practical but in no event later than [***].

(c) Third Party Agreements. Sanofi shall, at the request of KaloBios, assign to KaloBios any or all agreements between Sanofi, its Affiliates and Third Parties, relating solely to the Development, manufacture or Commercialization of the Licensed Products, to the extent permissible under the terms of such agreements.

(d) Marks; Other Intellectual Property. Sanofi shall assign to KaloBios its and its Affiliates’ entire right, title and interest in and to any Marks relating solely to Licensed Products, including any registrations for the foregoing.

(e) Sanofi License. Sanofi hereby grants to KaloBios, effective only in the event of such termination, a [***] license under Sanofi Technology (which, for the purposes of this Section 13.4 does not include any rights licensed from KaloBios hereunder) to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize Licensed Products in the Sanofi Field or in the KaloBios Field, as the case may be, in the Territory. Promptly following any notice of termination under this Agreement, the Parties shall in good faith negotiate the financial terms of the foregoing license for a period of up to [***]. In the event that the Parties are unable to agree on such terms, then such matter shall be referred and finally settled through the procedures described in Section 14.3, requiring the arbitrators to render a final and binding decision [***]. The Parties agree and acknowledge that the terms of such license shall be commercially reasonable and shall include payment of any amounts owned to Third Parties in respect of the Development or Commercialization of the Licensed Products by KaloBios. If the Parties fail to reach an agreement on the terms and conditions of the license or a binding decision is not rendered prior to the effective date of termination, then Sanofi covenants during the pendency of such negotiation or proceeding not to sue KaloBios, its Affiliates or any third party sublicensee under any Sanofi Technology in connection with any research, development, manufacture, use sale, import, export or other commercialization of a Licensed Product.

(f) Interim Supply. At KaloBios’ request, Sanofi shall supply, or cause to be supplied, to KaloBios sufficient quantities of Licensed Products to satisfy KaloBios” and its Affiliates’ and sublicensees’ requirements for Licensed Product for a period of the earlier of (i)

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when KaloBios is able to manufacture or have manufacture Licensed Products itself or (ii) two (2) years following the effective date of termination; provided that KaloBios shall use Commercially Reasonable Efforts to affect such assumption (or transition) as promptly as practicable. Such supply shall be at a price equal to [***] for such Licensed Product(s). Any such supply will be made pursuant to a supply agreement between the Parties with typical provisions relating to quality, forecasting and ordering to forecast, force majeure and product liability and indemnity. In the event that Sanofi has one or more agreements with Third Party manufacturers with respect to the manufacture of a Licensed Product, at KaloBios” request, Sanofi shall use Commercially Reasonable Efforts to transfer its rights and obligations under such agreement(s) to KaloBios upon any such termination.

(g) Transition Assistance. Sanofi shall provide such assistance, at no cost to KaloBios, as may be reasonably necessary or useful for KaloBios to commence or continue Developing or Commercializing Licensed Products in the Sanofi Field in the Territory, to the extent Sanofi is then performing or having performed such activities, including transferring or amending as appropriate, upon request of KaloBios, any agreements or arrangements with Third Party vendors with respect to Licensed Products. To the extent that any such contract between Sanofi and a Third Party is not assignable to KaloBios, then Sanofi shall reasonably cooperate with KaloBios to arrange to continue to and provide such services from such entity. Assistance under this Section 13.4 shall be provided for not more than six (6) months following the effective date of termination. In addition, upon any termination of this Agreement under Section 13.3, the Party terminating this Agreement shall pay its share of all costs for which it was responsible during the pendency of any applicable notice period and any other uncancellable obligations payable to Third Parties.

(h) Confidential Information. Upon request, each Party shall return to the other copies of any Confidential Information of the other Party in such Party’s possession or control, except as required pursuant to this Section 13.4, and further provided that each Party shall be entitled to retain a copy of any such Confidential Information for purpose of ensuring compliance with its obligations herein, and further provided that neither Party shall be required to delete from any servers or other electronic archiving devices any Confidential Information from the other Party, but such information shall not be accessed after the end of the transition period referred to in Section 13.4(g) above.

13.5 Termination for Technical Failure. In the event that Sanofi wishes to terminate this Agreement due to a patient safety or other scientific reason (not for commercial reasons or otherwise caused by Sanofi) that makes the Licensed Product unreasonable to Develop or Commercialize in the Sanofi Field or the KaloBios Field (as the case may be at the time) using Commercially Reasonable Efforts, then Sanofi may terminate this Agreement on [***] written notice to KaloBios, and the consequences of termination set out in Section 13.4 shall apply, except that (a) the period during which Sanofi shall be required to provide an interim supply of Licensed Products under 13.4(f) shall be [***] and (b) the period for assistance under 13.4(g) shall be [***].

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13.6 Bankruptcy.

(a) In the event that KaloBios makes a general assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy or has a receiver or trustee appointed for all or substantially all of its property, then Sanofi may either:

(i) terminate this Agreement forthwith and the consequences described in Section 13.4(a), (c) and (d) shall apply; provided that in the case of an involuntary bankruptcy proceeding, such right to terminate shall only become effective if KaloBios consents thereto or such proceeding is not dismissed within ninety (90) days after the filing thereof. In the event that Sanofi exercises its termination rights, then upon request, KaloBios, or any trustee or receiver or other agent appointed to manage the assets of KaloBios, shall deliver all of Sanofi’s Confidential Information in KaloBios’ possession or control within ninety (90) days of the effective date of termination.

(ii) continue this Agreement in full force and effect, and without prejudice to any other remedies that Sanofi may have at law, equity or otherwise, and require KaloBios, or any trustee or receiver or other agent appointed to manage the assets of KaloBios, to take all steps, execute all documents, and transfer to Sanofi, to the extent permitted by applicable law or any agreements with any Third Party, the KaloBios Technology applicable to the Ex-U.S. Countries licensed hereunder to the extent necessary for Sanofi to continue to practice rights and licenses in such countries pursuant to a third party escrow or other arrangement reasonably acceptable to KaloBios and Sanofi to be negotiated by the Parties as soon as practical following the Effective Date, subject in all cases to Sanofi’s continued performance under the terms of this Agreement. Furthermore, in the case of any proceeding described in subsection (a) above, KaloBios or any trustee or receiver or other agent appointed to manage the assets of KaloBios, shall reasonably cooperate with Sanofi to obtain from any Third Party a direct license to any technology sub-licensed to Sanofi hereunder.

(b) All rights and licenses granted under or pursuant to this Agreement by one Party to the other are, for all purposes of Section 365(n) of Title 11 of the United States Code (“Title 11”), licenses of rights to “intellectual property” as defined in Title 11, and, in the event that a case under Title 11 is commenced by or against either Party (the “Bankrupt Party”), the other Party shall have all of the rights set forth in Section 365(n) of Title 11 to the maximum extent permitted thereby. During the Term, each Party shall create and maintain current copies to the extent practicable of all such intellectual property. Without limiting the Parties rights under Section 365(n) of Title 11, if a case under Title 11 is commenced by or against the Bankrupt Party, the other Party shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of such other Party, shall be promptly delivered to it (i) before this Agreement is rejected by or on behalf of the Bankrupt Party, within thirty (30) days after the other Party’s written request, unless the Bankrupt Party, or its trustee or receiver, elects within thirty (30) days to continue to perform all of its obligations under this Agreement, or (ii) after any rejection of this Agreement by or on behalf of the Bankrupt Party, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 13.6(b) and under Section 365(n) of Title 11 are in addition to and not in substitution of any and all other rights, powers, and remedies that each Party may have under this Agreement, Title 11, and any other applicable Law. The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties.

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13.7 Termination of Licenses. Upon any termination of this Agreement, all rights and licenses granted by a Party to the other Party (and any sublicensee thereof) hereunder will terminate, except as expressly provided in Section 13.9.

13.8 Accrued Rights. Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination, including any amounts payable under this Agreement. Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.

13.9 Survival. The following provisions shall survive any expiration or termination of this Agreement for the period of time specified: Articles 1, (solely with respect to payments that are due as of the effective date of such expiration or termination), 11, 12, 14, and 15, and Sections 8.9, 8.10, 9.1, 9.2, 9.3, 10.3, 10.4, 13.2, 13.4, 13.6, 13.7-13.9.

ARTICLE 14

DISPUTE RESOLUTION

14.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation; provided that the Parties agree that any matters expressly delegated to the JSC for resolution shall follow the procedures in Article 3 and as may be amended by the Parties upon Sanofi’s exercise of the Option. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 14 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, if and when a dispute arises under this Agreement.

14.2 Internal Resolution. With respect to all disputes arising between the Parties under this Agreement, including any alleged breach under this Agreement or any issue relating to the interpretation or application of this Agreement, if the Parties are unable to resolve such dispute within thirty (30) days after such dispute is first identified by either Party in writing to the other, the Parties shall refer such dispute to the Chief Executive Officers of the Parties or their respective delegate for attempted resolution by good faith negotiations within thirty (30) days after such notice is received.

14.3 Binding Arbitration. If the Chief Executive Officers of the Parties or their respective delegate are not able to resolve such disputed matter within thirty (30) days and either Party wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim (as defined in Section 14.4 below) shall be finally resolved by binding arbitration administered by the International Chamber of Commerce pursuant to its rules and procedures then in effect (the “ICC Rules”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof. Notwithstanding anything to the contrary in the ICC Rules, the Parties agree that:

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(a) The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business: within thirty (30) days after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the ICC. The place of arbitration shall be New York, New York, USA, and all proceedings and communications shall be in English.

(b) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damage. Each Party shall be responsible for its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

(c) Except to the extent necessary to confirm an award or as may be required by law, neither a Party, nor an arbitrator, may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable statute of limitations.

14.4 As used in this Article 14, the term “Excluded Claim” shall mean a dispute, controversy or claim that concerns (a) the scope, validity, enforceability, inventorship or infringement of a Patent Mark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

ARTICLE 15

MISCELLANEOUS

15.1 Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

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15.2 Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the reasonable control of the nonperforming Party, including an act of God or terrorism, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a force majeure persists for more than ninety (90) days, then the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such force majeure.

15.3 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 15.3, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by confirmed facsimile or a reputable courier service, or (b) five (5) business days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to KaloBios:	KaloBios Pharmaceuticals, Inc. 260 East Grand Avenue South San Francisco, CA 94080 U.S.A.
Attn: Legal Department Facsimile: 650-243-3261

If to Sanofi:	Sanofi Pasteur S.A. 2, avenue Pont Pasteur 69007 Lyon, France Attention: Vice President, Legal Affairs & General Counsel
Facsimile: 011 33 4 37 37 70 61

Copy to: Sanofi Pasteur Limited Attention: Legal Affairs Facsimile: 1 416 667-2977

15.4 No Strict Construction; Headings; Interpretation. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except

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where the context otherwise requires, the use of any gender herein shall be deemed to be or include the other genders, the use of the singular shall be deemed to include the plural (and vice versa) and the word “or” is used in the inclusive sense (and/or). The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement.

15.5 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to an Affiliate of such Party or to a successor to substantially all of the business of such Party in connection with any Change in Control. Any permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 15.5 shall be null, void and of no legal effect.

15.6 Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.7 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.8 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.9 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

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15.10 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

15.11 English Language; Governing Law. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the Laws of the State of New York, USA, without giving effect to any choice of law principles that would require the application of the Laws of a different jurisdiction.

15.12 Compliance. In carrying out its rights and obligations hereunder, each Party shall comply with all applicable Laws.

15.13 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers.

SANOFI PASTUR S.A.		KALOBIOS PHARMACEUTICALS, INC.

By:	/s/ Wayne Pisano	By:	/s/ David Pritchard
Name:	Wayne PISANO	Name:	David Pritchard
Title:	President & Chief Executive Officer	Title:	Chief Executive Officer
Date:	January 22, 2010	Date:	January 8, 2010

By:	/s/ Dominique Carouge
Name:	Dominique CAROUGE
Title:	Chief Strategic & Finance Officer
Date:	January 21, 2010

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EXHIBITS

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EXHIBIT A

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EXHIBIT B

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EXHIBIT C

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EXHIBIT D

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EXHIBIT E-1

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EXHIBIT E-2

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EXHIBIT F

Exclusive License Agreement for Anti-PcrV Antibody between The Regents of the University of California and KaloBios, Inc. dated 6 April 2004.

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Exhibit G

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AMENDMENT NO. 1 TO

DEVELOPMENT, COMMERCIALIZATION

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the Development, Commercialization Collaboration and License Agreement dated January 8, 2010 (the “License Agreement”) between KaloBios Pharmaceuticals, Inc., a Delaware corporation, with its principal place of business at 260 East Grand Avenue, South San Francisco, California, U.S.A. 94080 (“KaloBios”), and Sanofi Pasteur S.A., a company organized and existing under the laws of the Republic of France, having offices located at 2, avenue Pont Pasteur, 69007 Lyon, France (“Sanofi”). KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Defined terms used herein and not defined shall have the meanings ascribed to them in the License Agreement.

RECITALS

WHEREAS, the Parties to the License Agreement wish to revise certain terms thereof relating to third party licenses.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Amendment, the Parties agree as follows.

1. Amendment. In accordance with Section 15.1 of the License Agreement, the Parties hereby agree to the following amendments:

(a) Existing Third Party Licenses. Section 8.4 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“8.4 Existing Third Party Licenses. KaloBios will be responsible for all amounts owed to Third Parties after the Effective Date pursuant to Third Party Licenses entered into prior to the Effective Date; provided that the Parties shall [***] all royalty amounts due under that certain Exclusive License Agreement with the Regents of the University of California dated as of April 5, 2004. [***].”

(b) Future Third Party Licenses. Section 8.5 of the License Agreement is hereby deleted in its entirety and replaced with the following:

“Future Third Party Licenses. The Parties shall [***] all amounts owed to Third Parties after the Effective Date pursuant to any [***] or other Third Party agreed upon by the Parties, license or technology acquisition agreement under which a Party obtains rights to a Third Party patent or know-how that is necessary or useful for the Development, manufacture or Commercialization of Licensed Products. In the event that either Party identifies such intellectual property, it shall notify the other Party and the Parties shall promptly meet and designate one Party to obtain such license or otherwise acquire such necessary rights on commercially reasonable terms (such party the “Lead Party”). Prior to entering into such agreement, the Lead Party shall share with the other Party the terms of the applicable Third Party agreement and the consent of both Parties

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shall be required for the Lead Patty to enter into such agreement for the purpose of sharing the cost of such payments hereunder. Upon receipt of such consent, the Lead Party shall enter into such Third Party agreement and shall be responsible for making all payments to the applicable Third Party. The other Party shall reimburse the Lead Party for its [***] share of such payments within thirty (30) days of the end of the month following the receipt of an invoice for such payment. In the event that the other Party does not consent to the entry of a proposed Third Party agreement on terms proposed by the Lead Party within thirty (30) days following receipt of notice of the terms thereof, then the Lead Party shall have the right to enter into the proposed agreement with the Third Party, provided that the Parties agree that in such event the rights to any patent or know-how obtained under such Agreement by the Lead Party shall be excluded from any patent or know-how licensed to the other Party under this Agreement.

Notwithstanding the foregoing, and for greater certainty, the Parties agree that in respect of that license agreement between The Regents of the University of California and KaloBios dated October 4, 2011 concerning rights in a joint invention arising from a sponsored research agreement dated January 8, 2008 regarding a project entitled: “[***]” (the “2nd UCSF License”), that Sanofi shall have no obligation to make any payment to KaloBios or the University of California for milestone payments (i.e. those set out in Article 9 thereof) for any “Licensed Products” (as that term is defined under that specific agreement) in the KaloBios Field in which Sanofi does not have commercial rights pursuant to this Agreement.”

2. Article 1 of the License Agreement is hereby amended by adding a new definition between definitions 1.27 and 1.28 as follows:

“1.27(A) “Filled Drug Product” shall mean Bulk Substance that has undergone the additional manufacturing steps of formulation and filling, but not labelling and packaging other than as required for delivery of unlabeled vials (i.e. not labeled and packaged for use in a clinical trial).”

1.27(B) “Finished Product” means any Licensed Product manufactured in accordance with the specifications agreed to by the Parties and cGMP, which has undergone all processing steps including the steps of formulation, filling and packaging necessary to administer such product through intra venous infusion.”

3.	Article 7 of the License Agreement is hereby amended by adding a new Section immediately after Section 7.5.

“7.6 Manufacture of Filled Drug Product for establishing proof of concept in the KaloBios Field. Upon execution of suitable supply and quality agreements, Sanofi agrees to supply KaloBios with Filled Drug Product for use solely in Phase 1 Clinical Trials and Phase II Clinical Trials in the KaloBios Field. Sanofi shall have no responsibility to provide Finished Product to KaloBios for Commercialization by KaloBios in the KaloBios Field.”

4.	Article 4 of the License is hereby amended by adding a new Section 4.5.1 as follows:

“4.5.1 In addition to the activities set out in Exhibit G, KaloBios agrees to perform, and Sanofi agrees to reimburse KaloBios, for those Development activities described on Exhibit H attached hereto, such activities to be conducted between [***], or such other period as may be agreed

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upon. Sanofi may terminate such activities if KaloBios no longer has the personnel or resources to carry them out to the satisfaction of Sanofi. Sanofi shall reimburse KaloBios for the costs of the activities in Exhibit H following their completion (including receipt of appropriate reports) in accordance with Section 8.9.”

5. Effective Date of this Amendment No. l. The Parties agree that the amendments set forth in this Amendment No l shall be effective as from [***].

6. Confirmation. The Parties otherwise confirm all other terms and provisions of the License Agreement.

7. Counterparts. This Amendment No. I made he executed in two counterparts, each of which is an original, and which, taken together, shall form one instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers.

Sanofi Pasteur S.A.	KaloBios Pharmaceuticals, Inc.

By:	By:

Name:	Name:	David Prichard

title:	Title:	Chief Executive Officer

Date:	Date:

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Exhibit H

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EXHIBIT H

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